QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on March 20, 2003

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
UNIONBANCAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 23, 2003

To the Shareholders of UnionBanCal Corporation:

        The annual meeting of the shareholders of UnionBanCal Corporation will be held on Wednesday, April 23, 2003 at 9:30 a.m. (local time) at the Mandarin Oriental Hotel, Embassy Room, 222 Sansome Street, San Francisco, California, to vote on the following matters:

  1.
  To elect 17 directors;

  2.
  To consider a proposal to change UnionBanCal Corporation's state of incorporation from California to Delaware;

  3.
  To ratify the selection of UnionBanCal Corporation's independent auditors, Deloitte & Touche LLP, for 2003; and

  4.
  To consider any other business properly brought before the meeting or any adjournment.

        The close of business on February 28, 2003 is the record date for determining shareholders entitled to vote at the annual meeting.

        Like last year, you will be able to vote through the Internet as well as by telephone or mail. Instructions regarding Internet and telephone voting are on the proxy card. If you elect to vote by mail, please sign, date and return the proxy card in the accompanying postage-paid envelope. The proxy statement explains more about voting. We look forward to your participation.

By order of the Board of Directors,

John H. McGuckin, Jr. Secretary

March 24, 2003

        You may view UnionBanCal Corporation's Proxy Statement and Annual Report to Shareholders on the Internet at www.uboc.com.

UnionBanCal Corporation
400 California Street
San Francisco, California 94104-1302
(415) 765-2969

PROXY STATEMENT

INTRODUCTION

        The Board of Directors of UnionBanCal Corporation is soliciting proxies from its shareholders to be used at the annual meeting of shareholders on April 23, 2003. This proxy statement contains information related to the annual meeting.

        You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by telephone or through the Internet or complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. Instructions for voting by telephone or through the Internet can be found on the proxy card.

        On March 24, 2003, we began mailing this proxy statement and the accompanying proxy card to shareholders.

VOTING

Principal Shareholders

        On February 28, 2003, 150,663,720 shares of UnionBanCal Corporation common stock were outstanding. To our knowledge, the only shareholders owning more than 5 percent of UnionBanCal Corporation's common stock on that date are shown in the following table:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Bank of Tokyo-Mitsubishi, Ltd.(1) 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100, Japan	98,391,484	(1)	65.3%
Wellington Management Company, LLP 75 State Street, Boston, MA 02109	13,886,295	(2)	9.22%

(1)
The Bank of Tokyo-Mitsubishi, Ltd. is a wholly-owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. This information is based on a Schedule 13G filed by Mitsubishi Tokyo Financial Group, Inc. on August 30, 2002.

(2)
Represents 13,886,295 shares which are held of record by clients of Wellington Management Company, LLP, which has shared power to vote 7,599,035 shares and shared power to dispose of 13,886,295 shares. This information is based on a Schedule 13G filed by Wellington Management Company, LLP on February 12, 2003.

        THE BANK OF TOKYO-MITSUBISHI, LTD., INTENDS TO VOTE ITS STOCK FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, APPROVAL OF THE PROPOSAL TO CHANGE UNIONBANCAL CORPORATION'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE AND RATIFICATION OF THE INDEPENDENT AUDITORS. THEREFORE, SHAREHOLDER APPROVAL OF THESE PROPOSALS IS ASSURED.

Who May Vote

        Only record holders of UnionBanCal Corporation common stock at the close of business on February 28, 2003 may vote at the annual meeting.

        You are entitled to one vote for each share of UnionBanCal Corporation common stock that you owned of record at the close of business on February 28, 2003. The accompanying proxy card indicates the number of shares you are entitled to vote at the annual meeting.

Voting Your Proxy

        Whether or not you plan to attend the annual meeting, we urge you to vote your proxy promptly.

        If you are a shareholder of record (that is, if you hold shares of UnionBanCal Corporation common stock in your own name), you may vote your shares by proxy using any of the following methods:

  •
  telephoning the phone number listed on the proxy card;

  •
  using the Internet site listed on the proxy card; or

  •
  completing, signing, dating and returning the proxy card in the postage-paid envelope provided.

        California law permits shareholders to vote their shares by proxy through an electronic transmission authorized by the shareholder. The telephone and Internet voting procedures set forth on the proxy card allow us to authenticate shareholders' identities and permit shareholders to provide their voting instructions and confirm their instructions have been properly recorded. If you vote by telephone or through the Internet, you do not need to return your proxy card. The deadline to vote through the Internet is 9:30 a.m. (PDT) on Monday, April 21, 2003.

        If your shares of UnionBanCal Corporation common stock are held by a broker, bank or other nominee in "street name," you will receive voting instructions (including instructions, if any, on how to vote by telephone or through the Internet) from the record holder that you must follow in order to have your shares voted at the annual meeting.

        Whether you send your voting instructions by mail, telephone or Internet, your UnionBanCal Corporation common stock will be voted in accordance with those instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares as recommended by the Board of Directors FOR the election of all 17 nominees for director, FOR the proposal to change UnionBanCal Corporation's state of incorporation from California to Delaware and FOR ratifying the selection of independent auditors for 2003. If any other business is properly presented at the annual meeting, the proxy holders will have discretionary authority to vote in accordance with their judgment on those matters.

Revoking Your Proxy

        You may revoke your proxy at any time before it is voted at the annual meeting. To revoke your proxy, you may send a written notice of revocation to UnionBanCal Corporation, Office of the Corporate Secretary, 400 California Street, San Francisco, California 94104-1302. You may also revoke your proxy by submitting another signed proxy with a later date, voting by telephone or through the Internet at a later date, or by voting in person at the annual meeting.

Voting in Person

        You may come to the annual meeting and vote your shares in person by obtaining and submitting a ballot that will be provided at the meeting. However, if your shares are held by a broker, bank or other nominee in street name, to be able to vote at the meeting you must obtain a proxy, executed in your favor, from the institution that holds your shares, indicating that you were the beneficial owner of the shares at the close of business on February 28, 2003, the record date for voting.

Quorum and Vote Required for Approval of Proposals

        A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if a majority of the outstanding shares of UnionBanCal Corporation common stock is present in person or by proxy at the annual meeting. Shares present in person at the meeting which are not voted for a director nominee or shares present by proxy where the shareholder has withheld authority to vote for a nominee will be counted in determining whether a quorum is present, but will not count toward the election of a nominee. Shares properly voted as "ABSTAIN" on a particular matter are considered as shares present at the meeting for quorum purposes but are treated as having voted against the matter. If you hold your UnionBanCal Corporation common stock through a nominee, generally the nominee may vote the UnionBanCal Corporation common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in nominee name unless they are permitted to do so under the rules of any national securities exchange to which they belong. Under New York Stock Exchange rules, a member broker that has sent proxy soliciting materials to a beneficial owner may vote on matters that the exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within 10 days of the meeting. The proposal to change UnionBanCal Corporation's state of incorporation is not routine under the rules of the New York Stock Exchange. If a broker cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Broker non-votes count for quorum purposes, but are not counted as votes for or against any proposal.

        Under California law, directors are elected by a plurality of all the votes cast, so the 17 nominees for director receiving the greatest number of votes will be elected. To approve the proposal to change UnionBanCal Corporation's state of incorporation from California to Delaware, the affirmative vote of a majority of UnionBanCal Corporation's outstanding common stock is required. The affirmative vote of a majority of the shares represented and entitled to vote at the meeting is required to ratify the selection of independent auditors. Inspectors of election appointed for the annual meeting will tabulate all votes cast in person or by proxy at the meeting.

Solicitation of Proxies

        UnionBanCal Corporation will pay all costs of soliciting proxies. Our officers and employees may also solicit proxies either personally or by telephone, letter, or other form of communication.

THE BOARD OF DIRECTORS AND COMMITTEES

Corporate Governance

        Our Board of Directors shares with our management a commitment to good corporate governance. The Board has developed a set of corporate governance guidelines to promote the effective functioning of Board activities and to ensure a common set of expectations as to how the Board, its committees, individual directors and management should perform their functions. These guidelines are designed with our current business operations, ownership, capital structure and economic conditions in mind and will continue to evolve with changing circumstances.

Meetings of the Board

        Our Board of Directors met 8 times in 2002, including 2 executive sessions of our outside directors at which the Chair of the Corporate Governance Committee presided. During 2002, all incumbent directors attended at least 75% of the aggregate number of board meetings and meetings of committees of which they were members, except Messrs. Kishi and Yoshizawa.

Committees of the Board

        The Board has established committees, including committees with audit, compensation and corporate governance responsibilities, that also met in 2002. Each committee acts under a written charter and reports regularly to the Board of Directors.

Audit Committee

        The Audit Committee oversees relevant accounting, risk assessment, risk management and regulatory matters. It meets with UnionBanCal Corporation's general auditor and its independent auditors to review the scope of their work as well as to review quarterly and annual financial statements and regulatory and public disclosures with the officers in charge of financial reporting, control and disclosure functions. After reviewing the independent auditor's qualifications, partner rotation and independence, the Audit Committee also makes an annual recommendation regarding selection of independent auditors for ratification by the shareholders. In addition, the Audit Committee reviews reports of examination conducted by regulatory agencies and follows up with appropriate management so that recommendations and corrective action may be implemented. The Audit Committee oversees the credit functions for UnionBanCal Corporation and its subsidiaries, including the overall credit portfolio, composite credit policies, credit review and examination policies, the credit compliance program and the methodology and adequacy of the allowance for credit losses.

        The Audit Committee reports regularly to the Board of Directors and has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties. The Audit Committee's Report is set forth below in this proxy statement. At December 31, 2002, directors serving on the Audit Committee, all of whom were determined by the Board of Directors to be "independent" under the current listing standards of the New York Stock Exchange, were: Mary S. Metz, Chair; L. Dale Crandall, Vice Chair; David R. Andrews; Raymond E. Miles; and Charles R. Rinehart. Michael J. Gillfillan joined the Audit Committee in January 2003 and was also determined by the Board of Directors to be "independent".

        The Audit Committee met 14 times in 2002. Of these meetings, 7 were held in connection with regularly scheduled meetings of the Board of Directors. The Audit Committee also held 4 telephonic meetings with management, the general auditor, outside legal counsel and the independent auditors to discuss UnionBanCal Corporation's quarterly financial results prior to release of earnings and earnings guidance to be provided to analysts and rating agencies, and 3 telephonic meetings to review with management UnionBanCal Corporation's quarterly filings with the Securities and Exchange Commission.

        The Audit Committee also held regular discussions with management and the independent auditors on significant issues regarding accounting principles, practices, judgments and any significant changes to UnionBanCal Corporation's accounting principles, as well as any items required to be communicated by the independent auditors in accordance with SAS 61. The Audit Committee regularly meets, separately, in executive session with management, the internal auditors and the independent auditors.

        In connection with the Audit Committee's recommendation of the retention of Deloitte & Touche LLP, as UnionBanCal Corporation's independent auditors for 2003, the Audit Committee discussed with the independent auditors any relationships or services which may impact Deloitte & Touche LLP's objectivity and independence and the plan for partner rotation. The Audit Committee has adopted a policy by which it must pre-approve all audit and non-audit services provided by Deloitte & Touche LLP to UnionBanCal Corporation or its subsidiaries.

        The Audit Committee has closely monitored UnionBanCal Corporation's compliance with the Sarbanes-Oxley Act and the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange. It also reviews with management on a regular basis the internal processes used to prepare the Chief Executive Officer and Chief Financial Officer certifications of our reports to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act.

Executive Compensation & Benefits Committee

        The Executive Compensation & Benefits Committee reviews and approves executive officer compensation programs and award levels and oversees Union Bank of California's employee benefit plans. The Executive Compensation & Benefits Committee approves the compensation of the Chief Executive Officer and other executive officers of UnionBanCal Corporation. In addition, it approves stock awards and stock option grants under the Year 2000 UnionBanCal Corporation Management Stock Plan, and awards under the Performance Share Plan and Senior Management Bonus Plan. The Committee reports regularly to the Board of Directors and has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties. The Executive Compensation & Benefits Committee Report on Executive Compensation is set forth below in this proxy statement. Directors serving on the Executive Compensation & Benefits Committee, all of whom are "Non-Employee Directors" under the current rules of the Securities Exchange Act and "Outside Directors" under the current rules of the Internal Revenue Service, at December 31, 2002 were: Richard D. Farman, Chair; L. Dale Crandall; Raymond E. Miles; and Carl W. Robertson. The Executive Compensation & Benefits Committee met 7 times in 2002.

Corporate Governance Committee

        Acting under a written charter, the Corporate Governance Committee is responsible for identifying qualified candidates to serve on the Board of UnionBanCal Corporation and recommending director nominees to be elected by the shareholders at the annual meeting. The Committee also oversees the annual evaluation of the Board of Directors and its Committees and the annual review of the corporate governance guidelines. The Chair of the Committee reviews with the President and Chief Executive Officer the agenda for each meeting of the Board of Directors and any director is free to offer agenda items for consideration by the Board. The Committee reports regularly to the Board of Directors and has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties. Directors serving on the Corporate Governance Committee, all of whom are outside directors, at

December 31, 2002 were: Richard D. Farman, Chair; David R. Andrews; Stanley F. Farrar; J. Fernando Niebla; and Carl W. Robertson. The Corporate Governance Committee met 6 times in 2002.

        As part of its nominating responsibilities, the Corporate Governance Committee will consider candidates nominated by shareholders for next year's meeting if the nomination is made in writing no later than November 25, 2003. Shareholder nominations must be made in accordance with Section 3.2 of UnionBanCal Corporation's Bylaws and must be addressed to UnionBanCal Corporation, Office of the Corporate Secretary, 400 California Street, San Francisco, California 94104-1302.

Finance & Capital Committee

        The Finance & Capital Committee is responsible for reviewing UnionBanCal Corporation's financial planning and performance, tax and capital management, dividend and investment policies, management of net interest margin and asset and liability management. Directors serving on the Finance & Capital Committee at December 31, 2002 were: Stanley F. Farrar, Chair; Richard D. Farman; Norimichi Kanari; Mary S. Metz; Charles R. Rinehart; Carl W. Robertson; and Takaharu Saegusa. Michael J. Gillfillan joined the Finance & Capital Committee in January 2003. The Finance & Capital Committee met 6 times in 2002.

Public Policy Committee

        The Public Policy Committee is responsible for identifying relevant political, social and environmental trends relating to UnionBanCal Corporation's business. The Public Policy Committee monitors Union Bank of California's programs which carry out the purposes of the Community Reinvestment Act, equal employment opportunity laws and other related federal, state and local programs. The Public Policy Committee also reviews compliance with Union Bank of California's Business Standards of Conduct, a code of ethics applicable to all employees. Directors serving on the Public Policy Committee at December 31, 2002 were: J. Fernando Niebla, Chair; L. Dale Crandall; Richard C. Hartnack; Monica C. Lozano; and Raymond E. Miles. The Public Policy Committee met 4 times in 2002.

Trust Committee

        The Trust Committee supervises the administration of the fiduciary powers of Union Bank of California and UnionBanCal Corporation's non-fiduciary investment management activities. In addition, the Trust Committee reviews reports of examination conducted by banking regulatory agencies, UnionBanCal Corporation's general auditor and its independent auditors, and reviews with appropriate management whether recommendations and corrective actions have been implemented. Directors serving on the Trust Committee at December 31, 2002 were: Carl W. Robertson, Chair; Stanley F. Farrar; Monica C. Lozano; and J. Fernando Niebla. The Trust Committee met 4 times in 2002.

Director Compensation

        Directors who are not full-time officers of UnionBanCal Corporation or The Bank of Tokyo-Mitsubishi, Ltd. or its affiliates received an annual combined retainer for service on our Board of Directors or the Board of Directors of Union Bank of California and meeting fees for attendance at board and committee meetings. The annual combined retainer for service on the Boards of UnionBanCal Corporation and Union Bank of California is $25,000, pro-rated and payable quarterly in advance. In addition, the annual combined retainer for service on UnionBanCal Corporation and Union Bank of California Boards for each non-officer committee chair is $5,000, pro-rated and payable quarterly in advance. Directors who are not full-time officers of UnionBanCal Corporation or The Bank of Tokyo-Mitsubishi, Ltd. or its affiliates were paid the following:

  •
  a fee of $1,000 for each board meeting attended, except that when board meetings of UnionBanCal Corporation and Union Bank of California were held on the same day, the total fee was limited to $1,000; and

  •
  a fee of $1,000 for each board committee meeting attended, except that when the same committees of UnionBanCal Corporation and Union Bank of California had a combined meeting, the total fee was limited to $1,000.

        In the past three years, non-employee and non-expatriate directors have received the following non-qualified stock option awards:

Grant Date	Shares	Exercise Price	Exercisable	Terms
May 1, 2002	3,000	$48.51	100% vested and immediately exercisable on the Grant Date	Ten years from the Grant Date or three years after retirement.
May 1, 2001	3,000	$30.10	100% vested and immediately exercisable on the Grant Date	Ten years from the Grant Date or three years after retirement.
May 1, 2000	3,000	$28.44	100% vested and immediately exercisable on the Grant Date	Ten years from the Grant Date or three years after retirement.

        The above-described compensation constitutes the sole compensation non-employee and non-expatriate directors receive from UnionBanCal Corporation. It is subject to periodic review and adjustment by the Board of Directors.

Audit Committee Report

        The Audit Committee is composed of 6 non-employee directors and operates under a written charter adopted by the Board of Directors. Each Committee member is independent in accordance with the current listing standards of the New York Stock Exchange.

        Management is responsible for UnionBanCal Corporation's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of UnionBanCal Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report on these financial statements. The Audit Committee's responsibility is to monitor and oversee these activities.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that UnionBanCal Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as modified or supplemented, including the auditor's judgments about the quality, as well as the acceptability, of UnionBanCal Corporation's accounting principles as applied in the financial reporting.

        In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of UnionBanCal Corporation's management, which has the primary responsibility for financial statements and reports, on UnionBanCal Corporation's internal auditors, and on the independent auditors, who, in their report, express an opinion on the conformity of UnionBanCal Corporation's annual consolidated financial statements with accounting principles generally accepted in the United States.

        UnionBanCal Corporation's independent auditors also provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

        Based on the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in UnionBanCal Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the SEC. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of UnionBanCal Corporation's independent auditors.

                      AUDIT COMMITTEE
                      Mary S. Metz, Chair
                      L. Dale Crandall, Vice Chair
                      David R. Andrews
                      Michael J. Gillfillan
                      Raymond E. Miles
                      Charles R. Rinehart

Security Ownership by Management

        The following table indicates the beneficial ownership of UnionBanCal Corporation and Mitsubishi Tokyo Financial Group, Inc. common stock as of February 28, 2003, by (1) all persons who are either directors (including all nominees) or executive officers named in the Summary Compensation Table; and (2) all directors and executive officers of UnionBanCal Corporation as a group, based upon information supplied by each of the directors and executive officers. All directors and executive officers named below and all directors and executive officers of UnionBanCal Corporation as a group beneficially own less than 1% of either UnionBanCal Corporation's or Mitsubishi Tokyo Financial Group, Inc.'s outstanding shares of common stock.

Name of Beneficial Owner(1)	Number of UnionBanCal Corporation's Shares Beneficially Owned(3)	UnionBanCal Corporation Shares That May Be Acquired Within 60 Days of February 28, 2003 by Exercise of Options	Total	Number of Mitsubishi Tokyo Financial Group, Inc. Shares Beneficially Owned(4)
David R. Andrews	360	9,000	9,360	-0-
L. Dale Crandall(5)	500	6,000	6,500	-0-
Richard D. Farman	1,500	12,000	13,500	-0-
Stanley F. Farrar	1,000	12,000	13,000	-0-
Philip B. Flynn(6)	30,419	71,999	102,418	-0-
Michael J. Gillfillan(7)	500	-0-	500	-0-
Richard C. Hartnack(8)	62,776	176,832	239,608	-0-
Kaoru Hayama(2)	3,500	-0-	3,500	35
Norimichi Kanari(2)	1,000	-0-	1,000	22
Satoru Kishi(2)	-0-	-0-	-0-	51
Monica C. Lozano(9)	1,000	6,000	7,000	-0-
David I. Matson	24,413	72,066	96,479	-0-
Mary S. Metz(10)	2,238	12,000	14,238	-0-
Raymond E. Miles(11)	1,000	12,000	13,000	-0-
Takahiro Moriguchi(2)	-0-	-0-	-0-	13
J. Fernando Niebla	150	12,000	12,150	-0-
Charles R. Rinehart(12)	100	3,000	3,100	-0-
Carl W. Robertson	100	12,000	12,100	-0-
Takaharu Saegusa(2)	100	-0-	100	10
Robert M. Walker(13)	52,066	186,832	238,898	-0-
Kenji Yoshizawa(2)	300	-0-	300	51
All directors and executive officers as a group (28 persons, including those named above)	246,849	916,358	1,163,207	201

(1)
Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to all shares unless otherwise noted.

(2)
The 98,391,484 shares of UnionBanCal Corporation common stock beneficially owned by The Bank of Tokyo-Mitsubishi, Ltd., as of the record date do not include the shares of UnionBanCal Corporation common stock owned by Messrs. Hayama, Kanari, Saegusa, and Yoshizawa, or by executive officers of UnionBanCal Corporation who are expatriate employees of The Bank of Tokyo-Mitsubishi, Ltd.

(3)
The shares indicated under this column include 13,500 shares of unvested restricted stock, granted to Philip B. Flynn pursuant to the terms of his employment agreement, which are beneficially owned by Mr. Flynn.

(4)
The Bank of Tokyo-Mitsubishi, Ltd., is a wholly-owned subsidiary of Mitsubishi Tokyo Financial Group, Inc. This column includes shares beneficially owned, directly and indirectly, together with associates.

(5)
Includes 500 shares of common stock held by a trust of which Mr. Crandall is a trustee.

(6)
Includes 12,997 shares of common stock held by a trust of which Mr. Flynn is a trustee.

(7)
Includes 500 shares of common stock held by a trust of which Mr. Gillfillan is a trustee.

(8)
Includes 62,610 shares of common stock held by a trust of which Mr. Hartnack is a trustee.

(9)
Includes 1,000 shares of common stock held by a trust of which Ms. Lozano is a trustee.

(10)
Includes 370 shares of common stock and 12,000 options to purchase common stock held by a trust of which Dr. Metz is a trustee.

(11)
Includes 1,000 shares of common stock held by a trust of which Mr. Miles is a trustee.

(12)
Includes 100 shares of common stock held by a trust of which Mr. Rinehart is a trustee.

(13)
Includes 51,900 shares of common stock held by a trust of which Mr. Walker is a trustee.

I. ELECTION OF DIRECTORS

        Seventeen directors of UnionBanCal Corporation are to be elected at the annual meeting to serve until the next annual meeting of shareholders and until they retire, resign or their successors are elected and qualified. The Board of Directors has nominated the persons listed below FOR election as directors and recommends that shareholders vote FOR such nominees. All nominees, except for Mr. Moriguchi, are presently directors of UnionBanCal Corporation. A resolution of the Board currently sets the exact number of directors at seventeen. All nominees, except for Messrs. Kishi and Moriguchi, are also directors of Union Bank of California. If elected as directors of UnionBanCal Corporation, all nominees, except for Messrs. Kishi and Moriguchi, are expected to be re-elected as directors of Union Bank of California.

        The Board of Directors has adopted a policy which provides that any director who is employed full-time by UnionBanCal Corporation or Union Bank of California shall retire from the Board at age 65 and any director who is not employed full-time by UnionBanCal Corporation or Union Bank of California elected for the first time before 1996, in general, shall not stand for re-election at the annual meeting of shareholders following the director's 70th birthday. The Board has provided an exception to this policy for Kaoru Hayama, who is 68, and Satoru Kishi, who is 73. Outside directors elected for the first time after 1996 may not stand for re-election after the earlier of reaching age 70 or completing 10 years of service.

        If one or more nominee becomes unable or unwilling to accept nomination or election, the proxy holders intend to vote for the election of such other person(s), if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

Nominees

David R. Andrews

  Mr. Andrews, 61, is Senior Vice President, Governmental Affairs, General Counsel and Secretary of PepsiCo, Inc. Mr. Andrews was a partner at the law firm of McCutchen, Doyle, Brown & Enersen from April 2000 until February 2002. He served as legal adviser to the U.S. Department of State from August 1997 to April 2000. Mr. Andrews has served as a director of Kaiser Foundation Health Plan, Inc. since April 2000, and Pacific Gas & Electric Co. since August 2000. Mr. Andrews has been a director of UnionBanCal Corporation since April 2000.

L. Dale Crandall

  Mr. Crandall, 61, is retired from Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals, where he served as President and Chief Operating Officer from March 2000 to June 2002, and as Senior Vice President and Chief Financial Officer from June 1998 to March 2000. From

  March 1995 to June 1998, he served as Executive Vice President, Chief Financial Officer and Treasurer of APL Limited. Prior to APL, Mr. Crandall was an audit partner at PricewaterhouseCoopers LLP. Mr. Crandall has served as a director of Ansell Ltd., since November 2002 and of Covad Communications Group, Inc., since June 2002 and has served as trustee for four funds in the Dodge & Cox Funds family of mutual funds since October 1999. Mr. Crandall has been a director of UnionBanCal Corporation since February 2001.

Richard D. Farman

  Mr. Farman, 67, has been Chairman Emeritus of Sempra Energy since September 2000. Mr. Farman served as Chairman and CEO of Sempra Energy from July 1998 to June 2000. Mr. Farman served as President and Chief Operating Officer of Pacific Enterprises from September 1993 to July 1998. He has served as a director of Catellus Development Corporation since May 1997. Mr. Farman has been a director of UnionBanCal Corporation since November 1988.

Stanley F. Farrar

  Mr. Farrar, 60, has been a partner of the law firm of Sullivan & Cromwell LLP since October 1984. Mr. Farrar has been a director of UnionBanCal Corporation since April 1996.

Michael J. Gillfillan

  Mr. Gillfillan, 55, has been a partner of Meriturn Partners, LLC since December 2002. He served as a Partner of Neveric, LLC from March 2000 to January 2002 and as a Partner of Gavilan Partners, LP, from January 1999 to December 1999. He was Vice Chairman and Chief Credit Officer of Wells Fargo Bank from September 1996 to December 1998. Mr. Gillfillan has been a director of UnionBanCal Corporation since January 2003.

Richard C. Hartnack

  Mr. Hartnack, 57, has served as Vice Chairman and head of the Community Banking & Investment Services Group of UnionBanCal Corporation and Union Bank of California since September 1999, and from April 1996 to September 1999 as head of the Community Banking Group. Mr. Hartnack has been a director of UnionBanCal Corporation since June 1991.

Kaoru Hayama

  Mr. Hayama, 68, has served as Chairman of UnionBanCal Corporation and Union Bank of California since September 1998. Mr. Hayama served as Deputy President of The Bank of Tokyo-Mitsubishi, Ltd., from April 1996 to June 1998. Mr. Hayama has been a director of UnionBanCal Corporation since September 1998.

Norimichi Kanari

  Mr. Kanari, 56, has served as President and Chief Executive Officer of UnionBanCal Corporation and Union Bank of California since July 2001. He served as Vice Chairman of UnionBanCal Corporation and Union Bank of California from July 2000 to July 2001. From May 1999 to July 2000, he served as General Manager of the Corporate Banking Division in the Osaka Branch of The Bank of Tokyo-Mitsubishi, Ltd., after serving from August 1997 to May 1999 as director and General Manager of The Bank of Tokyo-Mitsubishi, Ltd.'s New York Branch and Cayman Branch. He has served as a director of The Bank of Tokyo-Mitsubishi, Ltd., since June 1997. Mr. Kanari has been a director of UnionBanCal Corporation since July 2000.

Satoru Kishi

  Mr. Kishi, 73, has been a Senior Advisor of The Bank of Tokyo-Mitsubishi, Ltd., since June 2002, after serving as Chairman of The Bank of Tokyo-Mitsubishi Ltd., from June 2000 to June 2002 and as President of The Bank of Tokyo-Mitsubishi, Ltd., from January 1998 to June 2000. Mr. Kishi has been a director of UnionBanCal Corporation since July 1999.

Monica C. Lozano

  Ms. Lozano, 46, has served as President and Chief Operating Officer of La Opinión since January 2000. She served as Associate Publisher of La Opinión from November 1995 to January 2000. She has served as a director of The Walt Disney Company since September 2000 and of Tenet Healthcare Corporation since July 2002. Ms. Lozano has been a director of UnionBanCal Corporation since January 2001.

Mary S. Metz

  Dr. Metz, 65, has been President of S. H. Cowell Foundation since January 1999. She was the Dean of University Extension, University of California, Berkeley, from July 1991 to September 1998. Dr. Metz has served as a director of SBC Communications, Inc. and its predecessors since July 1986, Pacific Gas & Electric Co. since March 1986 and Longs Drug Stores since February 1991. Dr. Metz has been a director of UnionBanCal Corporation since November 1988.

Takahiro Moriguchi

  Mr. Moriguchi, 58, has served as Managing Director, and Chief Executive, Global Corporate Banking Business Unit, of The Bank of Tokyo-Mitsubishi, Ltd., since May 2002. From July 2001 to May 2002, Mr. Moriguchi served as Managing Director, and Chief Executive, Treasury Unit, and Chief Executive, eBusiness & IT Initiative Unit, of The Bank of Tokyo-Mitsubishi, Ltd. Mr. Moriguchi served as President and Chief Executive Officer and Director of UnionBanCal Corporation and Union Bank of California, N.A., from May 1997 until July 2001. He served as Vice Chairman and Chief Financial Officer and Director of UnionBanCal Corporation and Union Bank of California, N.A., from April 1996 to May 1997.

J. Fernando Niebla

  Mr. Niebla, 63, has served as President of International Technology Partners, LLC since December 1998. From December 1995 through June 1998, he was Chairman and Chief Executive Officer of Infotec Commercial Systems. He has served on the Board of Granite Construction Co. since August 1999. Mr. Niebla has been a director of UnionBanCal Corporation since April 1996.

Charles R. Rinehart

  Mr. Rinehart, 56, served as Chairman and Chief Executive Officer of H.F. Ahmanson, Inc. and Home Savings of America from 1993 through 1998, when he retired. He has served as a director of PacifiCare Health Systems, Inc. since February 2003. Mr. Rinehart has been a director of UnionBanCal Corporation since February 2002.

Carl W. Robertson

  Mr. Robertson, 66, has been the Managing Director of Warland Investments Company since January 1985. Mr. Robertson has been a director of UnionBanCal Corporation since April 1996.

Takaharu Saegusa

  Mr. Saegusa, 50, has served as Deputy Chairman of UnionBanCal Corporation since March 2001, and he served as Executive Vice President from February to March 2001. He served as Deputy General Manager, Japanese Corporate Banking Group, at The Bank of Tokyo-Mitsubishi Ltd.'s New York Branch from June 1998 to February 2001. From January 1997 to May 1998, he served as General Manager of The Bank of Tokyo-Mitsubishi's Shimo-Akatsuka Branch. Mr. Saegusa has been a director of UnionBanCal Corporation since March 2001.

Robert M. Walker

  Mr. Walker, 61, has served as Vice Chairman and head of the Commercial Financial Services Group for UnionBanCal Corporation and Union Bank of California since April 1996. He has been a director of UnionBanCal Corporation since July 1992.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the compensation for the last three fiscal years of the President and Chief Executive Officer, the Chairman of the Board, the Deputy Chairman of the Board and the four next most highly compensated executive officers (other than the President and Chief Executive Officer) who served as executive officers on December 31, 2002 ("named executive officers").

Long-Term Compensation
		Annual Compensation				Awards		Payouts
Name & Principal Position(1)	Year	Salary		Bonus	Other Annual Compensation(2)	Restricted Stock Awards(3)	Securities Underlying Options	Long-Term Incentive Payouts	All Other Compensation(4)
Norimichi Kanari President and Chief Executive Officer	2002 2001 2000	$ $ $	515,703 546,614 214,224	$0 $0 $0	$39,616 $36,295 $14,722	$0 $0 $0	-0- -0- -0-	$0 $0 $0	$0 $0 $0
Kaoru Hayama Chairman of the Board	2002 2001 2000	$ $ $	552,822 570,483 546,332	$0 $0 $0	$33,403 $36,277 $39,851	$0 $0 $0	-0- -0- -0-	$0 $0 $0	$0 $0 $0
Takaharu Saegusa Deputy Chairman of the Board	2002 2001	$ $	385,059 364,659	$0 $0	$9,736 $29,917	$0 $0	-0- -0-	$0 $0	$0 $0
Richard C. Hartnack Vice Chairman of the Board	2002 2001 2000	$ $ $	490,962 471,923 445,962	$500,000 $220,000 $0	$42,071 $80,510 $33,964	$0 $0 $0	55,000 80,000 40,000	$387,296 $259,272 $193,994	$6,850 $7,650 $8,700
Robert M. Walker Vice Chairman of the Board	2002 2001 2000	$ $ $	502,308 489,615 464,231	$475,000 $220,000 $0	$57,655 $89,781 $58,246	$0 $0 $0	55,000 80,000 40,000	$387,296 $259,272 $193,994	$6,850 $7,650 $8,700
David I. Matson Chief Financial Officer	2002 2001 2000	$ $ $	336,538 294,615 271,923	$270,000 $100,000 $0	$58,588 $71,598 $53,949	$0 $0 $0	25,000 30,000 20,000	$138,320 $86,424 $57,316	$7,792 $8,430 $9,580
Philip B. Flynn Chief Credit Officer	2002 2001 2000	$ $ $	347,885 310,961 274,038	$310,000 $150,000 $300,000	$52,137 $52,746 $42,989	$270,000 $222,600 $150,000	35,000 30,000 15,500	$138,320 $0 $0	$6,350 $7,650 $9,580

(1)
Messrs. Kanari, Hayama and Saegusa, as expatriate employees of The Bank of Tokyo-Mitsubishi, Ltd., are not eligible to receive restricted stock awards, long-term incentive payments or annual bonuses to be paid in 2003 for 2002 performance. Their compensation includes amounts payable under The Bank of Tokyo-Mitsubishi, Ltd. Expatriate Pay Program which takes into account exchange rates, housing costs, and other related factors. Please refer to the Executive Compensation & Benefits Committee Report on Executive Compensation for additional information. The data set forth in this table for the above officers includes all compensation awarded to, earned by or paid to them from any source for services rendered to UnionBanCal Corporation and its subsidiaries.

(2)
Other Annual Compensation includes perquisites and other personal benefits, securities or property, which, in 2002, aggregated less than the lower of $50,000 or 10% of the total salary and bonus reported for each person.

(3)
The value listed in the table for restricted stock awards was based on the closing market price of UnionBanCal Corporation common stock at the grant date. Mr. Flynn received 6,000 restricted shares in 2002, 6,000 restricted shares in 2001 and 6,000 restricted shares in 2000. As of December 31, 2002, the total unvested shares of restricted stock held by Mr. Flynn was 13,500. Each award granted to Mr. Flynn vests ratably over four years on the anniversary of the grant date. The aggregate value of restricted stock awards, as of December 31, 2002, held by Mr. Flynn was $530,145 based on the closing market price of UnionBanCal Corporation common stock on December 31, 2002. Holders of such restricted stock awards have the right to receive dividends on the subject shares at the same rate as those paid on UnionBanCal Corporation common stock.

(4)
All Other Compensation includes the dollar value of employer matching, profit sharing, and stock discount contributions to the Union Bank of California 401(k) Plan.

Stock Options

        The following two tables summarize grants and exercises of options to purchase UnionBanCal Corporation common stock during 2002 to or by the named executive officers, and with respect to option grants, the per-share exercise price, the expiration date of the options, and the grant date present value of options held by such persons at December 31, 2002. The second table also provides information concerning the total number of securities underlying unexercised options and the aggregate dollar value of in-the-money, unexercised options. UnionBanCal Corporation did not reprice any options during 2002 or any prior year. In 2002, expatriate officers, including the Chairman of the Board, the President and Chief Executive Officer and the Deputy Chairman of the Board, were not eligible to receive stock options. Please refer to the Executive Compensation & Benefits Committee Report on Executive Compensation for additional information.

Option Grants in Last Fiscal Year (2002)(1)

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Grant Date Present Value(2)
Richard C. Hartnack	55,000	1.89%	$43.39	04/01/12	$916,850
Robert M. Walker	55,000	1.89%	$43.39	04/01/12	$916,850
David I. Matson	25,000	0.86%	$43.39	04/01/12	$416,750
Philip B. Flynn	35,000	1.20%	$43.39	04/01/12	$583,450

(1)
All options are non-qualified stock options to purchase shares of UnionBanCal Corporation's common stock. The exercise price of the options is 100% of the fair market value on the date the option was granted. Options are granted for a term of ten years. The options become exercisable pro-rata over three years from the grant date, subject to continuous employment or earlier forfeiture if employment terminates.

(2)
The grant date present value is based on the Black-Scholes option pricing model with assumptions believed by management to be applicable to UnionBanCal Corporation. The assumptions used in the model were projected volatility of 45.70%, risk-free rate of return of 4.88%, annual dividend yield of 2.30%, and average time to exercise of five years. The actual value, if any, an executive officer may realize will depend on the excess of the actual stock price over the exercise price on the date the option is exercised.

Aggregated Option Exercises in the Last Fiscal Year (2002)
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard C. Hartnack	10,001	$233,145	141,832	121,668	$1,444,898	$653,247
Robert M. Walker	30,000	$1,123,951	171,832	121,668	$2,285,498	$653,247
David I. Matson	13,300	$394,465	53,733	51,667	$499,063	$263,020
Philip B. Flynn	0	$0	50,333	60,167	$500,620	$246,772

(1)
The value of in-the-money options is calculated based on the amount by which the closing price of our common stock at December 31, 2002 ($39.27) exceeds the exercise price.

Long-Term Incentive Plan

        The following table provides information regarding awards made during 2002 under the UnionBanCal Corporation Performance Share Plan, as amended, to the named executive officers, with the number of shares awarded under the Plan, the applicable performance period, and the number of shares under the award (target and maximum amount). In 2002, officers who are expatriates, including the Chairman of the Board, the President and Chief Executive Officer and the Deputy Chairman of the Board, were not eligible to receive UnionBanCal Corporation Performance Share Plan awards. Please refer to the Executive Compensation & Benefits Committee Report on Executive Compensation for additional information.

Long-Term Incentive Plans—Awards in Last Fiscal Year (2002)(1)

			Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Number of Shares, Units or Other Rights	Performance or Other Period Until Maturation or Payout	Threshold (#)	Target (#)	Maximum (#)
Richard C. Hartnack	12,500	3 years	-0-	12,500	25,000
Robert M. Walker	12,500	3 years	-0-	12,500	25,000
David I. Matson	5,000	3 years	-0-	5,000	10,000
Philip B. Flynn	3,500	3 years	-0-	3,500	7,000

(1)
Performance Share Plan awards shown in this table were granted in accordance with the 1997 UnionBanCal Corporation Performance Share Plan, as amended, and re-approved by the shareholders at the 2001 annual meeting. Under the Performance Share Plan, performance shares may be earned based on UnionBanCal Corporation's financial performance relative to its peer group. The value of a performance share will be equal to the average month-end closing price of UnionBanCal Corporation's common stock for the final six months of the performance period. The cash amounts payable following the end of the performance period will be equal to the earned award multiplied by the average price.

Pension Plans

        The following table indicates the estimated annual benefit payable to a covered participant in the Union Bank of California Retirement Plan ("Retirement Plan"), retiring at age 65, based on compensation and years of service to UnionBanCal Corporation, its participating subsidiaries and certain affiliates. Employees covered by the retirement plans of The Bank of Tokyo-Mitsubishi, Ltd., including Messrs. Kanari, Hayama and Saegusa, are excluded from participation. The amounts shown in the table reflect straight life annuity amounts and do not reflect any deduction for Social Security and other offset amounts and have been calculated without reference to the maximum limitations imposed by the Internal Revenue Code.

Pension Plan Table

	Annual Benefit-Years of Service(2)
Compensation(1)
	10	15	20	25	30
$ 300,000	$60,000	$90,000	$120,000	$150,000	$180,000
$ 400,000	$80,000	$120,000	$160,000	$200,000	$240,000
$ 500,000	$100,000	$150,000	$200,000	$250,000	$300,000
$ 600,000	$120,000	$180,000	$240,000	$300,000	$360,000
$ 700,000	$140,000	$210,000	$280,000	$350,000	$420,000
$ 800,000	$160,000	$240,000	$320,000	$400,000	$480,000
$ 900,000	$180,000	$270,000	$360,000	$450,000	$540,000
$1,000,000	$200,000	$300,000	$400,000	$500,000	$600,000

(1)
Compensation covered by the Retirement Plan includes base salary and annual bonus as of December 31, 2002, which was $715,000 for Mr. Hartnack, $725,000 for Mr. Walker, $450,000 for Mr. Matson and $510,000 for Mr. Flynn.

(2)
As of December 31, 2002, Mr. Hartnack, Mr. Walker, Mr. Matson and Mr. Flynn had 12, 11, 27, and 23 years of credited service, respectively.

        Benefits in excess of limitations imposed by the Internal Revenue Code may be paid by UnionBanCal Corporation through individual supplemental retirement contracts, to certain officers of UnionBanCal Corporation through supplemental benefits within the qualified plan, or to certain officers of UnionBanCal Corporation pursuant to its Supplemental Executive Retirement Plan. The Union Bank of California Supplemental Executive Retirement Plan benefits are extended to senior vice presidents and other senior executives of UnionBanCal Corporation, including executive officers of UnionBanCal Corporation named above in the Summary Compensation Table, except expatriate executive officers. An enhanced Supplemental Executive Retirement Plan was extended to policy-making officers on November 17, 1999.

Senior Management Bonus Plan

        The Senior Management Bonus Plan provides the means whereby certain senior management employees of UnionBanCal Corporation and Union Bank of California may be given an opportunity to earn performance-based cash annual incentives. Awards under the Senior Management Bonus Plan are earned based on performance against measures established at the beginning of each year. Payments of individual awards under the Senior Management Bonus Plan are intended to be performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (the "Code").

Employment Agreements

        Effective January 1, 1998, Union Bank of California entered into employment agreements with Messrs. Hartnack and Walker. These employment agreements provided for base salaries of $415,000 each, subject to review and possible increases as determined by the Executive Compensation & Benefits Committee of the Board of Directors, a grant to Mr. Walker in 1998 of restricted stock and eligibility for both Messrs. Hartnack and Walker to participate in Union Bank of California's Senior Management Bonus Plan and other long-term incentive plans. The employment agreements entitled these individuals to severance benefits under specified circumstances including termination by Union Bank of California without cause. These severance benefits include the following:

  •
  the greater of: continuation of base salary for two years plus a prorated bonus amount equal to the average of the individual's annual bonus (excluding an award of long-term incentives) for the three most recent bonus determination years; or the salary continuation amount payable under Union Bank of California's then-existing separation pay plan;

  •
  benefits payable to participants at or above the level of executive vice president for this salary continuation period under Union Bank of California's separation pay plan; and

  •
  vesting in full of all restricted stock awards and any target award amount under the individual's outstanding grants of performance shares under the UnionBanCal Corporation Performance Share Plan, and payment of vested shares within 120 days following termination of employment.

        In addition, each will receive a pension supplement which consists of the actuarial equivalent of the extra amount he would receive under the Union Bank of California Retirement Plan if the applicable limitations on benefits set forth in the Internal Revenue Code did not apply, less amounts payable from Union Bank of California's Retirement Plan and Supplemental Executive Retirement Plan and, in Mr. Hartnack's case, the actuarial equivalent of the lump sum distributions he received from the qualified and non-qualified plans of the former First National Bank of Chicago. The pension supplement will also provide Mr. Hartnack the actuarial equivalent of the extra amount he would receive if the Retirement Plan had taken into account his nine years of service with First National Bank of Chicago. The pension supplement also credits Mr. Walker with an additional five years of credited service.

        Union Bank of California entered into an employment agreement with Mr. Matson, effective as of January 1, 1998, in connection with his employment as Executive Vice President and Chief Financial Officer. This employment agreement provided for an annual base salary of $225,000 and entitled Mr. Matson to participate in Union Bank of California's Senior Management Bonus Plan. In addition, this employment agreement made Mr. Matson eligible for long-term incentive awards available to policy making officers, including grants of stock options and restricted stock and the award of performance shares. Mr. Matson's compensation is subject to annual review and increases as determined by the Executive Compensation & Benefits Committee of the Board of Directors. This employment agreement also provided for eligibility of Mr. Matson to participate in the Union Bank of California Supplemental Executive Retirement Plan and the Executive Supplemental Benefit Plan of a predecessor institution and provided for relocation expenses commencing upon Mr. Matson's relocation to the San Francisco area.

        Mr. Matson is entitled to severance benefits under specified circumstances, including termination by Union Bank of California without cause. These severance benefits include the following:

  •
  the greater of: continuation of base salary for two years plus a prorated bonus amount equal to the average of Mr. Matson's annual bonus (excluding an award of long-term incentives) for the three most recent bonus determination years; or the salary continuation amount payable under Union Bank of California's then-existing separation pay plan;

  •
  benefits available to participants at or above the level of executive vice president for the salary continuation period under Union Bank of California's separation pay plan;

  •
  if Mr. Matson is less than 60 years old at the time of the termination, retirement benefits under the Union Bank of California Retirement Plan and the Union Bank of California Supplemental Executive Retirement Plan equal to the additional amounts he would have earned if he had continued to work for Union Bank of California until he reached the age of 60; and

  •
  full and immediate vesting of and payment for Mr. Matson's outstanding grants of performance shares.

        Union Bank of California entered into an employment agreement with Mr. Flynn, effective as of September 21, 2000, in connection with his appointment as Union Bank of California's Chief Credit Officer. This employment agreement provided for an annual base salary of $300,000, subject to review and possible increases as determined by the Executive Compensation & Benefits Committee of the Board of Directors, grants of restricted stock in each of 2001, 2002 and 2003, each award to vest at a rate of 25% per annum over a four-year vesting period and eligibility to participate in Union Bank of California's Senior Management Bonus Plan and other long-term incentive plans.

        Mr. Flynn is entitled to severance benefits under specified circumstances, including termination by Union Bank of California without cause. These severance benefits include the following:

  •
  the greater of: continuation of base salary for two years plus a prorated bonus amount equal to the average of Mr. Flynn's annual bonus (excluding an award of long-term incentives) for the three most recent bonus determination years; or the salary continuation amount payable under Union Bank of California's then-existing separation pay plan;

  •
  benefits payable to participants at or above the level of executive vice president for this salary continuation period under Union Bank of California's separation pay plan; and

  •
  the award of restricted stock not yet awarded under his employment agreement and vesting in full of all restricted stock awards.

Transactions with Management and Others

        UnionBanCal Corporation and Union Bank of California have had, and expect to have in the future, banking and other transactions in the ordinary course of business with The Bank of Tokyo-Mitsubishi, Ltd. and with its affiliates. During 2002, these transactions included, but were not limited to, origination, participation, servicing and remarketing of loans and leases, purchase and sale of acceptances and interest rate derivatives, foreign exchange transactions, funds transfers, custodianships, electronic data processing, investment advice and management, deposits and trust services. In the opinion of management, these transactions were made at prevailing rates, terms and conditions and did not involve more than the normal risk of collectibility or present other unfavorable features for UnionBanCal Corporation or Union Bank of California. In 2002, pursuant to a service agreement, Union Bank of California reimbursed The Bank of Tokyo-Mitsubishi, Ltd. for compensation and other benefits totaling approximately $1.5 million provided under The Bank of Tokyo-Mitsubishi, Ltd. Expatriate Pay Program to all expatriate officers for services rendered to UnionBanCal Corporation and Union Bank of California. The amount reimbursed was in addition to compensation and benefits paid to these expatriate officers by Union Bank of California for services rendered by them to Union Bank of California.

        Certain directors and executive officers and corporations and other organizations associated with them and members of their immediate families were customers of and had banking transactions, including loans, with Union Bank of California in the ordinary course of business in 2002. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act of 2002 and were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans did not involve more than the normal risk of collection or have other unfavorable features.

Compensation Committee Interlocks and Insider Participation

        Messrs. Farman, Crandall, Miles and Robertson, none of whom is or has been an officer or employee of UnionBanCal Corporation, served in 2002 as members of UnionBanCal Corporation's Executive Compensation & Benefits Committee. During 2002, members of the Executive Compensation & Benefits Committee and an entity controlled by a member of the Executive Compensation & Benefits Committee, had loans or other extensions of credit outstanding from Union Bank of California. These loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act of 2002 and did not involve more than the normal risk of collectibility or have other unfavorable features.

Compliance with Section 16 of the 1934 Act

        Section 16(a) of the Securities Exchange Act of 1934 requires UnionBanCal Corporation's directors, executive officers and holders of more than 10% of a registered class of UnionBanCal Corporation's equity securities to file with the SEC reports of ownership and changes in ownership of any equity securities of UnionBanCal Corporation. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish UnionBanCal Corporation with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that all required forms were filed, UnionBanCal Corporation believes that, except as described below, all Section 16 filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with. Mitsubishi Tokyo Financial Group, Inc., was formed as the holding company for The Bank of Tokyo-Mitsubishi, Ltd., in April 2001. As such, Mitsubishi Tokyo Financial Group, Inc., may be deemed to indirectly beneficially own shares of UnionBanCal Corporation common stock previously reported as directly beneficially owned by The Bank of Tokyo-Mitsubishi, Ltd. In July 2002, Mitsubishi Tokyo Financial Group, Inc., and The Bank of Tokyo-Mitsubishi, Ltd., filed a report reflecting the inclusion of Mitsubishi Tokyo Financial Group, Inc., as a joint filer with respect to the shares of common stock directly beneficially owned by The Bank of Tokyo-Mitsubishi, Ltd.

Executive Compensation & Benefits Committee Report on Executive Compensation

Overview

        The UnionBanCal Corporation Executive Compensation & Benefits Committee (the "Compensation Committee") reviews and approves executive officer compensation programs and award levels, and oversees UnionBanCal Corporation's employee benefit plans. In developing and monitoring these programs, the Compensation Committee and UnionBanCal Corporation employ the services of an internationally known executive compensation consulting firm.

        The Compensation Committee approves all key elements of UnionBanCal Corporation's executive compensation and benefit programs for the named executive officers and the other policy making officers, and broadly oversees the design and implementation of all executive officer incentive plans, subject to shareholder approval where required and/or appropriate. The Compensation Committee also reviews reports from UnionBanCal Corporation's management on the compensation and benefit programs for officers below the policy making level. In addition, the Compensation Committee approves performance standards for UnionBanCal Corporation's executive officer incentive plans and assesses UnionBanCal Corporation's performance results in determining awards under the plans, compared to both internal goals and peer bank performance.

        For compensation purposes, UnionBanCal Corporation's executive officers are divided into four groups: (1) the named executive officers of UnionBanCal Corporation in the Summary Compensation

Table; (2) other policy making officers, who are the seven Executive Vice Presidents who serve on the Bank's Executive Management Committee, plus the manager of UnionBanCal Corporation's Independent Risk Monitoring Group; (3) other Executive Vice Presidents and certain Senior Vice Presidents with responsibility for matters that impact the overall performance of UnionBanCal Corporation; and (4) expatriate policy making officers serving on rotational assignments from The Bank of Tokyo-Mitsubishi, Ltd.

What is Our Philosophy on Executive Compensation?

        It is our philosophy to compensate executive officers in a manner that promotes the recruitment, motivation and retention of exceptional employees who will help UnionBanCal Corporation achieve its strategic business objectives and build superior shareholder value. UnionBanCal Corporation's executive compensation philosophy is implemented through compensation programs based upon the following principles:

  •
  An executive's total compensation and benefits package should be positioned at median competitive levels, taking into account the relative responsibilities of the executive officers involved and reflecting UnionBanCal Corporation's performance against both its business plans and the performance of its peers.

  •
  Our total compensation and benefits package should provide an appropriate mix of fixed and variable compensation to support a strong pay-for-performance relationship.

  •
  Performance-based compensation should be tied to performance measures believed to heavily influence shareholder value and which can be influenced by UnionBanCal Corporation's executive officers.

  •
  Our long-term incentive program should be designed to encourage executive retention and link executive compensation directly to long-term shareholder interests.

  •
  Compensation plans should be easy to understand and communicate.

        On November 17, 1999, UnionBanCal Corporation instituted stock ownership guidelines for its policy making officers and Board of Directors. Within the five-year compliance period, each non-employee, non-expatriate director is expected to own shares of UnionBanCal Corporation's common stock with a market value of five times the director's annual retainer or $125,000 as of December 31, 2002. Each non-expatriate policy making officer is expected to own common stock with a market value of two times the officer's annual salary. Each Vice Chairman is expected to own common stock with a market value of four times annual salary. Stock ownership under these guidelines includes (a) common stock owned personally or in trust for the benefit of the directors and policy making officers; (b) vested shares held in any benefit plan, including any IRA; and (c) 50% of the embedded value of vested "in the money" stock options. Directors and policy making officers are expected to comply with these ownership guidelines by November 17, 2004 or, in case of new directors or executive officers, within five years of the date of election or appointment.

What Is Our Peer Group?

        UnionBanCal Corporation uses a group of peer banks to compare all of the primary elements of the executive officer compensation and benefit programs. Although the exact list of peer group institutions varies from time to time, UnionBanCal Corporation's current peer group includes 19 banks drawn from the KBW Bank Index, published by Keefe, Bruyette & Woods, Inc., and other peer banks. These peer banks are used for comparison of UnionBanCal Corporation's financial performance and compensation. The peer group was developed in part in consultation with the consulting firm retained by the Compensation Committee and UnionBanCal Corporation.

How Do We Determine Base Salary?

        In general, UnionBanCal Corporation targets base salaries at the median competitive levels relative to comparable positions in our peer group, taking into account the comparative responsibilities of the executive officers involved. Where the responsibilities of executive positions at UnionBanCal Corporation exceed those typically found among other banks or where an executive plays a particularly critical role at UnionBanCal Corporation, base salaries may be targeted above median competitive levels. In determining salaries, the Compensation Committee also takes into account individual leadership and vision, experience and performance, as well as internal equity relative to other positions within UnionBanCal Corporation, and specific issues particular to UnionBanCal Corporation and the position involved.

How Do We Award Annual Bonuses?

        For 2002, participating executive officers were eligible to earn annual bonuses under the Senior Management Bonus Plan. For 2003, participants under the Senior Management Bonus Plan include all Senior Vice Presidents and above with responsibility for matters that impact overall company performance (including the non-expatriate named executive officers).

        Participants are assigned target bonuses comparable to median competitive levels within our peer group. The size of the bonus fund is based on UnionBanCal Corporation's performance on two measures, both relative to UnionBanCal Corporation's 2003 financial plan: (1) return on average common equity; and (2) net income; however, the bonus fund will also be based on business unit performance for some participants. The bonus fund size may vary up to two times aggregate target bonuses based on UnionBanCal Corporation's performance on these two measures. With respect to non-expatriate named executive officers, bonus amounts are determined based on the two corporate measures described above. These bonus amounts may be decreased, but not increased, from the formula amount due to subjective factors, and, therefore, are deductible as performance-based compensation under Code Section 162(m). Any bonus amounts paid to non-expatriate named executive officers that are above the formula amount are based upon consideration of subjective factors by the Compensation Committee, and are not paid within the provisions of the Senior Management Bonus Plan.

        For all participants in the Senior Management Bonus Plan who are not named executive officers, bonus amounts are determined based on a combination of the overall bonus fund size, corporate and/or business unit performance, and individual performance and contributions. For these participants, the overall bonus fund may be adjusted upward or downward beyond the formula amount based upon a subjective assessment of corporate and/or business unit performance against pre-established criteria considered by the Compensation Committee.

What is Our Long-Term Incentive Program?

        UnionBanCal Corporation provides long-term incentive awards to individuals who can impact UnionBanCal Corporation's long-term performance and value. Target awards are based on median competitive levels. During 2002, participants received Long-Term Incentive Program grants consisting of stock options and performance share awards.

  Stock Options

        UnionBanCal Corporation grants stock options to executive officers, non-employee directors and those employees who make an exceptional contribution to the results of UnionBanCal Corporation throughout the year. UnionBanCal Corporation believes these awards are in the best interests of its shareholders and that they are highly motivational and further align high-performing employees with shareholder interests. However, expatriate officers are not eligible to participate in the Year 2000 UnionBanCal Corporation Management Stock Plan.

        The Year 2000 UnionBanCal Corporation Management Stock Plan, which became effective on January 1, 2000, authorized the issuance of up to 10,000,000 shares of UnionBanCal Corporation's common stock to certain employees, among others, of UnionBanCal Corporation and its subsidiaries for grants of stock options and awards of restricted stock. In April 2002, the shareholders of UnionBanCal Corporation voted to increase by 6,000,000 the number of shares of common stock which may be awarded under the Year 2000 UnionBanCal Corporation Management Stock Plan. The increased aggregate number of shares (16,000,000) available for grants and awards represent approximately 10.62% of UnionBanCal Corporation's outstanding shares of common stock as of December 31, 2002. Canceled or forfeited options and restricted stock become available for future grants.

        The Compensation Committee determines the term of each stock option grant to executive officers, up to a maximum of ten years from the date of grant. The exercise price may not be less than the fair market value on the grant date. In general, options vest or become exercisable over three years, provided that the employee has completed the specified continuous service requirement, or earlier if the employee dies or is permanently and totally disabled or retires under certain conditions.

  Restricted Stock

        In general, awards of restricted stock vest in equal annual installments over four years from the grant date, provided that the employee has completed the specified continuous service requirement, or earlier if the employee dies or is permanently and totally disabled or retires under certain grant, age and service conditions. Holders of restricted stock have the right to vote their restricted shares and to receive dividends. UnionBanCal Corporation has almost exclusively awarded stock options rather than restricted stock.

  Performance Shares

        The Performance Share Plan provides compensation in the form of performance shares that appreciate in value based on two factors: (1) the market price of UnionBanCal Corporation's common stock; and (2) performance as measured by return on equity (a performance measure the Compensation Committee believes is closely linked to value creation) relative to our peer group.

        For 2002, non-expatriate policy making officers received grants of performance shares which will be redeemed in cash three years after the date of grant. The value of a performance share is equal to the market price of UnionBanCal Corporation's common stock. Pursuant to the Performance Share Plan, the Compensation Committee sets performance goals and participants will only earn and be paid for performance shares upon the attainment of such performance goals. The number of performance shares actually earned at the end of the performance period will be based on UnionBanCal Corporation's percentile ranking among its peer group in return on equity. A participant must be an employee in good standing throughout the three-year performance period, except in the case of death, permanent disability, or retirement, in order to be eligible for an award. In 2002, policy making expatriate officers did not participate in this plan.

What Other Benefits Do Executive Officers Receive?

        Senior Vice Presidents and above are eligible to defer base salary and incentives and outside directors are eligible to defer directors' fees and retainers for payment at a future date designated by the executive officers or outside directors under the Union Bank of California Deferred Compensation Plan. Funds deferred under this Plan accrue interest based on the average Treasury Constant Maturities Rate, calculated quarterly based on a rolling average for the previous 12 months.

        Selected executive officers, excluding policy making expatriate officers, are also eligible for retirement benefits under supplemental plans designed to continue coverage amounts otherwise limited under the qualified plan. Executive officers may also be eligible for other benefits and perquisites, such as financial planning assistance, country club membership, and luncheon clubs. These other benefits and perquisites do not extend into retirement, except financial counseling which continues for a limited period.

How Do We Determine Expatriate Officer Compensation?

        In 2002, three of our named executive officers, Messrs. Kanari, Hayama (a retired officer of The Bank of Tokyo-Mitsubishi, Ltd.), and Saegusa, plus one additional policy making officer, served as executive officers of UnionBanCal Corporation on rotational assignments from The Bank of Tokyo-Mitsubishi, Ltd. The Bank of Tokyo-Mitsubishi, Ltd. Expatriate Pay Program incorporates a number of different elements, including overseas base salary, certain allowances, and tax gross up payments. The Compensation Committee takes the compensation policies of The Bank of Tokyo-Mitsubishi, Ltd. into account when determining the compensation of these expatriate officers. As a result, none of the expatriate officers were eligible to receive annual bonuses, restricted stock awards, stock option grants, or performance share awards. Some compensation for services rendered to UnionBanCal Corporation is paid to the expatriate officers from The Bank of Tokyo-Mitsubishi, Ltd. and reimbursed by UnionBanCal Corporation to The Bank of Tokyo-Mitsubishi, Ltd. under a service agreement. This reimbursed compensation received by our named executive officers is included in the Summary Compensation Table above. The Bank of Tokyo-Mitsubishi, Ltd. Expatriate Pay Program is partly a Japanese Yen based system and, as a result, exchange rate fluctuations may yield differing dollar denominated compensation levels from year to year.

How Do We Determine Chief Executive Officer Compensation?

        Mr. Kanari's base salary is approved by the Compensation Committee, taking into account The Bank of Tokyo-Mitsubishi, Ltd. Expatriate Pay Program, which the Compensation Committee reviews in comparison with competitive bank chief executive officer compensation. His compensation is therefore only indirectly related to the performance of UnionBanCal Corporation from year to year. In 2002, Mr. Kanari was also ineligible for annual bonuses, restricted stock awards, stock option grants, or performance share awards generally available to peer group chief executive officers and to non-expatriate officers. However, the Compensation Committee believes that Mr. Kanari's past performance and his long-term relationship with The Bank of Tokyo-Mitsubishi, Ltd. demonstrate ample motivation, notwithstanding his ineligibility for these compensation programs.

Is Our Compensation Deductible?

        Section 162(m) of the Code limits the tax deductibility by UnionBanCal Corporation of certain compensation in excess of $1 million paid to the chief executive officer of UnionBanCal Corporation or the other four most highly compensated officers. However, performance-based compensation is excluded from the $1 million limit.

        Stock options granted under the Year 2000 UnionBanCal Corporation Management Stock Plan are performance-based and deductible by UnionBanCal Corporation under Code Section 162(m) if: (1) the grant is made by the Compensation Committee; (2) the Year 2000 UnionBanCal Corporation Management Stock Plan restricts the number of shares for which options may be awarded to an executive during a specified period; and (3) the compensation that the executive may receive is based solely on an increase in the value of the stock after the date of grant. Grants of restricted stock under the Year 2000 UnionBanCal Corporation Management Stock Plan are not considered performance-based compensation under §162(m) of the Code and Treasury Regulations promulgated thereunder and are therefore not deductible if the $1 million annual limit is exceeded.

        The Performance Share Plan also is designed to provide compensation which is deductible under Code Section 162(m). To qualify as performance-based, the Performance Share Plan must be approved by shareholders periodically. It was last approved on April 25, 2001.

        Awards under UnionBanCal Corporation's Senior Management Bonus Plan are deductible as performance-based compensation under Code Section 162(m). To qualify as performance-based, the Senior Management Bonus Plan must be approved by shareholders periodically. It was last approved on April 25, 2001.

        While the tax impact of any compensation arrangement is one factor considered by the Compensation Committee, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy. The Compensation Committee intends to establish executive officer compensation programs which will maximize UnionBanCal Corporation's tax deductions. However, the Compensation Committee may award compensation from time to time which is not fully tax deductible if the Compensation Committee determines that such award is consistent with its philosophy and in the best interests of UnionBanCal Corporation and its shareholders.

                      EXECUTIVE COMPENSATION &
                      BENEFITS COMMITTEE
                      Richard D. Farman, Chairman
                      L. Dale Crandall
                      Raymond E. Miles
                      Carl W. Robertson

II. PROPOSAL TO CHANGE UNIONBANCAL CORPORATION'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE

Introduction

        For the reasons set forth below, the Board of Directors unanimously believes that it is in the best interests of UnionBanCal Corporation and its shareholders to change the state of incorporation of UnionBanCal Corporation from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED ANNEXES, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout this section of the Proxy Statement, the term "UB California" refers to UnionBanCal Corporation, the existing California corporation, and the term "UB Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of UB California, which is the proposed successor to UB California in the Proposed Reincorporation.

        As discussed below, the principal reasons for the Proposed Reincorporation are the greater predictability and flexibility of Delaware corporate law and the substantial body of case law interpreting that law. UnionBanCal Corporation believes that its shareholders will benefit from the well-established principles of corporate governance existing under Delaware law. The Delaware Restated Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws are substantially similar to those currently in effect for UB California, with the exception that the ability of shareholders holding 10% of the outstanding stock to call a special meeting, as set forth in UB California's Bylaws, will be eliminated. Instead, the holders of a majority of the outstanding shares of UB Delaware will be able to call a special shareholders' meeting.

        The Reincorporation Proposal is subject to review by U.S. and Japanese regulatory authorities and is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of UnionBanCal Corporation, obtain representation on the Board of Directors or take any action that would materially affect the corporate governance of UnionBanCal Corporation. The Reincorporation Proposal will be carried out by merging UB California into UB Delaware (the "Merger"). Upon completion of the Merger, UB California, as a corporate entity, will cease to exist and UB Delaware will continue to operate the business of UnionBanCal Corporation under its current name, UnionBanCal Corporation.

        Pursuant to the Agreement and Plan of Merger, in substantially the form attached to this Proxy Statement as Annex A (the "Merger Agreement"), each outstanding share of UB California Common Stock, no par value per share, will be automatically converted into one share of UB Delaware Common Stock, par value $1.00 per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of UB California Common Stock will continue to represent the same number of shares of Common Stock of UB Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF UB DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of UB California is listed for trading on the New York Stock Exchange and, after the Merger, UB Delaware's Common Stock will continue to be traded on the New York Stock Exchange without interruption, under the same symbol ("UB") as the shares of UB California Common Stock are currently traded.

        Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of UB California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by UnionBanCal Corporation's Board of Directors. If approved by the shareholders, we expect that the Merger will become effective as soon as practicable after receipt of all regulatory approvals (the "Effective Date") following the Annual Meeting of Shareholders. However, under the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of UB California will have no appraisal rights as a result of the Merger.

        The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of UB Delaware and the Bylaws of UB Delaware, copies of which are attached to this Proxy Statement as Annexes A, B and C, respectively.

        APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL ALSO CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF UB DELAWARE AND ALL PROVISIONS OF THESE DOCUMENTS.

        THE BANK OF TOKYO-MITSUBISHI, LTD. HAS ADVISED US THAT IT INTENDS TO VOTE ITS STOCK FOR THE PROPOSAL TO CHANGE UNIONBANCAL CORPORATION'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE. THEREFORE, SHAREHOLDER APPROVAL OF THIS PROPOSAL IS ASSURED.

Vote Required for the Reincorporation Proposal

        Approval of the Reincorporation Proposal, which will also constitute an approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of UB Delaware, and (ii) the assumption of UB California's employee benefit plans and stock option and employee stock purchase plans by UB

Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of UB California entitled to vote. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

        THE BANK OF TOKYO-MITSUBISHI, LTD. HAS ADVISED US THAT IT INTENDS TO VOTE ITS STOCK FOR THE PROPOSAL TO CHANGE UNIONBANCAL CORPORATION'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE. THEREFORE, SHAREHOLDER APPROVAL OF THIS PROPOSAL IS ASSURED.

Principal Reasons for the Proposed Reincorporation

        As we plan for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which UnionBanCal Corporation's corporate governance decisions can be based, and we believe that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

        Prominence, Predictability and Flexibility of Delaware Law.    For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader among states in the United States in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have changed their corporate domicile to Delaware. Because of Delaware's prominence as the state of incorporation for many major corporations, in our opinion, the legislature and courts in Delaware have demonstrated an ability and a willingness to meet changing business needs. Also, we believe that the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate, legal and governance matters.

        Increased Ability to Attract and Retain Qualified Directors.    Both California and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation directed against directors and officers, in our opinion, has expanded the risks facing directors and officers of corporations in exercising their duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. While we do not believe that we have to date been unable to recruit and retain qualified directors, it is our desire to reduce these risks to our directors and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve. We believe that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. Shareholders should note that such protections may benefit our directors, and their interest in recommending the reincorporation may therefore conflict with shareholders' interests. For additional discussion of this matter, see "Significant Differences Between the Corporation Laws of California and Delaware—Indemnification and Limitation of Liability."

        Well Established Principles of Corporate Governance.    The many Delaware court decisions relating to corporate governance establish substantial precedent relating to the conduct of the Board of Directors such as under the business judgment rule and other standards. We believe that our shareholders will benefit from the well-established principles of corporate governance existing under Delaware law.

        Conformance of Corporate Governance Provisions of UnionBanCal Corporation and Union Bank of California.    Union Bank of California, the wholly owned subsidiary of UnionBanCal Corporation, adopted in 1996 a bylaw designating Delaware law as the law for the corporate governance of Union Bank of California. This bylaw was adopted under the authority of a regulation of the Comptroller of the Currency, the principal federal bank regulator of national banks such as Union Bank of California. UnionBanCal Corporation believes that it would be desirable to conform its corporate governance rules to the same governing law as applies to Union Bank of California in order to avoid potential legal uncertainty which could arise from having the laws of two different jurisdictions apply to the enterprise, especially because substantially all of the members of our board of directors also serve as members of the board of directors of Union Bank of California.

No Change in the Name, Board Members, Business, Management, Employee Benefit Plans or Location of Principal Offices of UnionBanCal Corporation

        The Reincorporation Proposal will only make a change in the legal domicile of UnionBanCal Corporation and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal offices of UnionBanCal Corporation. The 17 directors who will be elected at the annual meeting of Shareholders will become the directors of UB Delaware. All employee benefit, stock option and employee stock purchase plans of UB California will be assumed and continued by UB Delaware, and each option or right issued under these plans will automatically be converted into an option or right to purchase the same number of shares of UB Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Approval of the Reincorporation Proposal will also approve the assumption of these plans by UB Delaware. Other employee benefit arrangements of UB California will also be continued by UB Delaware upon the terms and subject to the conditions currently in effect. After the Merger the shares of Common Stock of UB Delaware will continue to be traded, without interruption, on the same exchange (the New York Stock Exchange) and under the same symbol ("UB") as the shares of Common Stock of UB California are currently traded. We believe that the Proposed Reincorporation will not affect any of our material contracts with any third parties and that UB California's rights and obligations under such material contractual arrangements will continue and be assumed by UB Delaware.

Antitakeover Implications

        Delaware, like many other states, allows a corporation to adopt various measures which may reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control and the Board of Directors is not aware of any present attempt to acquire control of UnionBanCal Corporation or to obtain representation on the Board of Directors.

        We note that approximately 65.3% of our shares of outstanding common stock are owned by The Bank of Tokyo-Mitsubishi, Ltd. Accordingly, we believe that a change in control will not occur as the result of a transaction involving UnionBanCal Corporation unless The Bank of Tokyo-Mitsubishi, Ltd. approves the transaction. Accordingly, while the board of directors of UnionBanCal Corporation could adopt various strategies of a defensive nature which would be designed to deter unsolicited bids for control, such as the adoption of a shareholder rights plan, such strategies are of little practical significance in light of The Bank of Tokyo-Mitsubishi, Ltd.'s control of UnionBanCal Corporation.

        Section 203 of the General Corporation Law of the State of Delaware restricts certain business combinations with interested shareholders (i.e., in general, one owning 15% or more of the outstanding shares) for three years following the time that a person becomes an interested shareholder, subject to certain exceptions. Under Section 203, a Delaware corporation may "opt out" of (i.e., elect not to be governed by) Section 203 by including in its certificate of incorporation an election not to be subject to Section 203. The Certificate of Incorporation of UB Delaware contains such an "opt out" election and therefore Section 203 will not be applicable to business combinations with interested shareholders, including The Bank of Tokyo-Mitsubishi, Ltd. However, the Certificate of Incorporation of UB Delaware will contain a requirement, similar to an existing requirement under California law, that the holders of UB Delaware's common stock receive common stock in a merger of the corporation with, directly or indirectly, the holder of more than 50% of UB Delaware's common stock unless at least 90% of UB Delaware's shareholders approve the transaction or unless the transaction is approved at a "fairness hearing" by the California Commissioner of Corporations. See "Significant Differences Between the Corporation Laws of California and Delaware—Shareholder Approval of Certain Business Combinations."

The Charters and Bylaws of UB California and UB Delaware

        The provisions of the UB Delaware Certificate of Incorporation and Bylaws are generally similar to those of the UB California Articles of Incorporation and Bylaws. The most significant difference is the elimination of the right of shareholders controlling at least 10% of the voting shares to call a special meeting of shareholders of UB Delaware. While UnionBanCal Corporation has no present intention to do so, UB Delaware could in the future implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of UB Delaware is qualified by reference to Annexes B and C hereto, respectively.

        The Articles of Incorporation of UB California currently authorize UnionBanCal Corporation to issue up to 300,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of UB Delaware provides that it will have 300,000,000 authorized shares of Common Stock, par value $1.00 per share, and 5,000,000 shares of Preferred Stock, par value $1.00 per share. Like UB California's Articles of Incorporation, UB Delaware's Certificate of Incorporation provides that the Board of Directors is empowered to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock.

        Monetary Liability of Directors.    The Articles of Incorporation of UB California and the Certificate of Incorporation of UB Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The provision eliminating monetary liability of directors set forth in the UB Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the UB California Articles of Incorporation, in that the former incorporates future amendments to Delaware law which involve the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware—Indemnification and Limitation of Liability."

        Power to Call Special Shareholders' Meetings.    Under California law and UB California's Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of shareholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Certificate of Incorporation and Bylaws of UB Delaware authorize the Board of Directors, the Chairman of the Board, the President or the holders of a majority of the voting shares of UB Delaware to call a special meeting of shareholders. Therefore, holders of at least 10% of the voting shares of UnionBanCal

Corporation will no longer be able to call a special meeting of shareholders. However, The Bank of Tokyo-Mitsubishi, Ltd., as long as it holds at least a majority of the voting shares, would be able to call a special meeting of the shareholders. UnionBanCal Corporation believes this change is warranted as a prudent corporate governance measure to prevent the holders of an inappropriately small number of shares from prematurely forcing shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special shareholders' meeting before the time that the Board believes such consideration to be appropriate or the next annual meeting (assuming that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time which we believe to be inappropriate for an enterprise the size of UnionBanCal Corporation.

        Filling Vacancies on the Board of Directors.    Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if authorized by a corporation's Articles of Incorporation or by a Bylaw approved by the corporation's shareholders. UB California's Articles of Incorporation and Bylaws do not authorize directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws. The Certificate of Incorporation of UB Delaware provides, consistent with the Bylaws of UB California, that any vacancy created by the removal of a director by the shareholders of UB Delaware may be filled only by the shareholders of UB Delaware.

Significant Differences Between the Corporation Laws of California and Delaware

        The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the laws of the two states.

Shareholder Approval of Certain Business Combinations

        Delaware.    Under Section 203 of the General Corporation Law of the State of Delaware, a Delaware corporation is prohibited from engaging in a business combination with an interested shareholder for three years following the time that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock under an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the time at which such shareholder becomes an interested shareholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (ii) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person or entity becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by 66 2/3% of the outstanding voting stock not owned by the interested shareholder. As noted above, the Certificate of Incorporation of UB Delaware contains an election to opt out of Section 203, and, therefore, that section will not apply to UB Delaware.

        California.    California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than 50% but less than 90% of the target's common stock or its affiliate unless all of the target company's shareholders consent to the transaction or the transaction has been approved by the California Commissioner of Corporations at a "fairness hearing." This provision of California law has the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. While Delaware law does not parallel California law in this respect, the Certificate of Incorporation of UB Delaware contains a provision which will continue in effect a similar requirement to this provision of California law, requiring that 90% or more of the outstanding voting shares of UnionBanCal Corporation approve a "cash out" merger with a majority shareholder or its affiliate unless such approval by the California Commissioner of Corporations has been obtained. UB Delaware's Certificate of Incorporation further provides that this provision can only be amended with the approval of 90% or more of the outstanding voting shares of UnionBanCal Corporation.

Number of Directors

        California law requires a company to state in its bylaws the number of directors of the corporation, or that the number of directors shall not be less than a stated minimum nor more than a stated maximum. The stated maximum number of directors may not be less than the stated minimum number of directors minus one. California law provides that this bylaw provision may not be amended without the approval of a majority of the outstanding shares of the corporation. UB California's Bylaws currently set a range of between 16 and 30 directors, with the exact number currently set by resolution at 17. Delaware law has no such provision requiring a company to designate the number of directors or a range of directors in its bylaws. However, the UB Delaware Bylaws contain a provision that sets a range for the number of directors of UB Delaware between 14 and 30. This range may not be amended without the approval of a majority of the outstanding shares of UB Delaware.

Classified Board of Directors

        A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

        Delaware.    Delaware law permits, but does not require, a classified board of directors, under which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The UB Delaware Certificate of Incorporation and Bylaws do not provide for a classified board, and the adoption of a classified board of directors in the future would require shareholder approval.

        California.    Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws, if the amendments are also approved by the shareholders. The UB California Articles of Incorporation and Bylaws do not currently provide for a classified board.

Removal of Directors

        Delaware.    The UB Delaware Certificate of Incorporation does not provide for a classified board or cumulative voting. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

        California.    Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. However, under California law, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, even though the UB California directors are not elected by cumulative voting. As a result of differences in Delaware law, after the Proposed Reincorporation, any director or the entire board of directors will be able to be removed, with or without cause, by the holders of a majority of the outstanding shares of UnionBanCal Corporation.

Indemnification and Limitation of Liability

        California and Delaware have similar laws regarding indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are certain differences between the laws of the two states regarding indemnification and limitation of liability which are summarized below.

        Delaware.    The UB Delaware Certificate of Incorporation eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. These limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve UnionBanCal Corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission. Shareholders should note that the UB Delaware Certificate of Incorporation provisions described above may protect a director from liability to UB Delaware or its shareholders for monetary damages for negligence or for gross negligence. Although a shareholder dissatisfied with the Board could bring an action to enjoin or rescind a Board action, these remedies may not be timely or adequate to prevent or redress injury in all cases.

        We believe that directors are motivated to exercise due care in managing our affairs primarily by concern for our best interests and that of our shareholders rather than by concern about potential monetary damage awards. As a result, we believe that the Reincorporation Proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors and officers to us or our shareholders.

        California.    The UB California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing his or her duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director having a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

        Indemnification Compared and Contrasted.    California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification when there has been a successful defense on the merits or otherwise by a present or former director or officer of the corporation. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of disinterested directors (even though less than a quorum), by a committee comprised of and established by such disinterested directors, by independent legal counsel or by the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses of a present or former director or officer when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

        Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. UB California's Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law and make indemnification of directors mandatory in cases where UnionBanCal Corporation is permitted by applicable law to indemnify its directors.

        Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

        Similar to UB California's Articles of Incorporation and Bylaws, the Bylaws of UB Delaware require indemnification to the maximum extent permissible under applicable law. Under 12 C.F.R. Part 359, which is included in the regulations of the Federal Deposit Insurance Corporation, a bank holding company or an insured depository institution may not provide for indemnification of its directors and officers in certain circumstances, including where the bank regulators assess a civil money penalty, or issue an order removing the director from office or an order to cease and desist from specified conduct.

        The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of UB California occurring prior to the Proposed Reincorporation. Nevertheless, the Board has recognized in considering this proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and us if they arise from a future case, and that the application of Delaware law, to the extent that any director or officer is indemnified in circumstances where indemnification would not be available under California law, would result in expense to us which we would not incur if we were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances our ability to attract and retain high quality directors and thus benefits our interests and those of our shareholders.

        There is no pending or, to our knowledge, threatened litigation to which any of our directors is a party in which the rights of UB California or its shareholders would be affected if we currently were subject to Delaware law.

        California and Delaware corporate law, the UB California Articles of Incorporation and Bylaws and UB Delaware's Certificate of Incorporation and Bylaws may permit indemnification for liabilities under the Securities Act of 1933 or the Securities Exchange Act of 1934. The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Inspection of Shareholder Lists

        Both California and Delaware law allow any shareholder to inspect a corporation's shareholder list for a purpose reasonably related to the person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of 5% or more of the corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders' meeting for any purpose germane to the meeting. Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Dividends and Repurchases of Shares

        Delaware.    Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not cause an impairment.

        California.    Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to the distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). These tests are applied on a consolidated basis.

Shareholder Voting

        Both California and Delaware law generally require that the holders of a majority of the outstanding shares of both the acquiring and target corporations approve statutory mergers.

        Delaware.    Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

        California.    California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 5/6 of the voting power of the surviving or acquiring corporation or its parent entity.

Appraisal Rights

        Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights under which the shareholder may receive cash in the amount of the fair market value of his or her shares in place of the consideration he or she would otherwise receive in the transaction.

        Delaware.    Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or any combination thereof; or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

        California.    The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6 of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

Dissolution

        Under California law, the holders of 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the

Delaware corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. UB Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

Interested Director Transactions

        Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, if certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits

        California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Application of the General Corporation Law of California to Delaware Corporations

        Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of provisions of the California General Corporation Law. However, an exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the New York Stock Exchange. Following the Proposed Reincorporation, the Common Stock of UB Delaware will continue to be traded on the New York Stock Exchange and, accordingly, it is expected that UB Delaware will be exempt from Section 2115.

Certain Federal Tax Consequences

        The following is a discussion of certain United States federal income tax considerations that may be relevant to holders of UB California Common Stock who receive UB Delaware Common Stock in exchange for their UB California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular UB California shareholders, such as non-United States persons, dealers in securities, or those UB California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire UB California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. THE U.S. FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE PROPOSED REINCORPORATION ARE COMPLEX AND ARE SUBJECT TO CHANGE (EITHER ON A PROSPECTIVE OR RETROACTIVE BASIS), AND THIS SUMMARY DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL THE POSSIBLE TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

        Subject to the limitations, qualifications and exceptions described below, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

  (a)
  No gain or loss should be recognized by holders of UB California Common Stock upon receipt of UB Delaware Common Stock pursuant to the Proposed Reincorporation;

  (b)
  The aggregate tax basis of the UB Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the UB California Common Stock surrendered in exchange therefor; and

  (c)
  The holding period of the UB Delaware Common Stock received by each shareholder of UB California should include the period for which such shareholder held the UB California Common Stock surrendered in exchange therefor, provided that such UB California Common Stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

        UnionBanCal Corporation has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. WE WILL, HOWEVER, RECEIVE AN OPINION FROM PILLSBURY WINTHROP LLP, COUNSEL TO UNIONBANCAL CORPORATION, SUBSTANTIALLY TO THE EFFECT THAT THE PROPOSED REINCORPORATION WILL QUALIFY AS A REORGANIZATION WITHIN THE MEANING OF SECTION 368(A) OF THE CODE (THE "TAX OPINION"). THE TAX OPINION WILL NEITHER BIND THE IRS NOR PRECLUDE IT FROM ASSERTING A CONTRARY POSITION. IN ADDITION, THE TAX OPINION WILL BE SUBJECT TO CERTAIN ASSUMPTIONS AND QUALIFICATIONS AND WILL BE BASED UPON THE TRUTH AND ACCURACY OF REPRESENTATIONS MADE BY UB DELAWARE AND UB CALIFORNIA.

        A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of UB California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the UB Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of UB Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held UB California Common Stock.

        State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

        UnionBanCal Corporation should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and UB Delaware should succeed, without adjustment, to the federal income tax attributes of UB California.

III. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        Shareholders will also vote at the annual meeting to ratify the selection of the Board of Directors of Deloitte & Touche LLP, certified public accountants, as independent auditors of UnionBanCal Corporation for 2003. Deloitte & Touche LLP or its predecessors have examined the financial statements of UnionBanCal Corporation each year since 1996. Arrangements have been made for a representative of Deloitte & Touche LLP to attend the annual meeting. The representative will be available to answer appropriate questions and to make a statement if he or she wishes.

Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of UnionBanCal Corporation's annual consolidated financial statements for the most recent fiscal year and the reviews of the consolidated financial statements included in UnionBanCal Corporation's quarterly reports on Form 10-Q for 2002 was $1,644,000.

Financial Information Systems Design and Implementation Fees

        There were no professional services fees for information technology services related to financial information systems design and implementation by Deloitte & Touche LLP for the most recent fiscal year.

All Other Fees

        The aggregate fees billed for services rendered by Deloitte & Touche LLP for all other non-audit services, including tax consulting, for the most recent fiscal year was $1,819,000.

        The Audit Committee also considered whether the provision of the services other than the audit services is compatible with maintaining Deloitte & Touche LLP's independence.

        The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of independent auditors.

COMMON STOCK PERFORMANCE GRAPH

        The following Common Stock Performance Graph compares the yearly percentage change, on a dividend reinvested basis, in the cumulative total shareholder return on the common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the KBW Banks Index, published by Keefe, Bruyette & Woods, Inc., for the five-year period commencing December 31, 1997. The stock price performance depicted in the Performance Graph is not necessarily indicative of future price performance.

UnionBanCal Corporation—Comparison of Five Year Cumulative Total Return(1)

(1)
Assumes $100 invested on December 31, 1997, in UnionBanCal Corporation common stock, S&P 500 Index and KBW Banks Index and reinvestment of all quarterly dividends.

SHAREHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

        UnionBanCal Corporation's Bylaws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in UnionBanCal Corporation's proxy statement for that meeting. Under the Bylaws, nominations for director or other business proposals to be addressed at UnionBanCal Corporation's next annual meeting may be made by a shareholder entitled to vote who has delivered a notice to the Secretary of UnionBanCal Corporation, 400 California Street, San Francisco, CA 94104-1302, no later than November 25, 2003. However, if the date of the 2004 annual meeting is set more than thirty days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail the proxy statement. The notice must contain the information required by the Bylaws.

        In addition to these advance notice requirements, there are other requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the Securities and Exchange Commission.

OTHER MATTERS

        The Board of Directors does not know of any business to be presented for action at the annual meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if other business properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

By order of the Board of Directors,

John H. McGuckin, Jr. Secretary
Dated March 24, 2003

ANNEX A

AGREEMENT AND PLAN OF MERGER
OF UNIONBANCAL CORPORATION
(a Delaware corporation)
AND
UNIONBANCAL CORPORATION
(a California corporation)

        THIS AGREEMENT AND PLAN OF MERGER dated as of March 11, 2003 (the "Agreement") is between UnionBanCal Corporation, a Delaware corporation ("UnionBanCal Delaware"), and UnionBanCal Corporation, a California corporation ("UnionBanCal California"). UnionBanCal Delaware and UnionBanCal California are sometimes referred to herein as the "Constituent Corporations."

RECITALS

A.
UnionBanCal Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 305,000,000 shares, 300,000,000 of which are designated "Common Stock", par value $1.00 per share, and 5,000,000 of which are designated "Preferred Stock", par value $1.00 per share. The Preferred Stock of UnionBanCal Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of March 11, 2003, 100 shares of Common Stock were issued and outstanding, all of which were held by UnionBanCal California, and no shares of Preferred Stock were issued and outstanding.

B.
UnionBanCal California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 305,000,000 shares, 300,000,000 of which are designated "Common Stock", no par value per share, and 5,000,000 of which are designated "Preferred Stock", no par value per share. The Preferred Stock of UnionBanCal California is undesignated as to series, rights, preferences, privileges or restrictions. As of February 28, 2003, 150,663,720 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

C.
The Board of Directors of UnionBanCal California has determined that, for the purpose of effecting the reincorporation of UnionBanCal California in the State of Delaware, it is advisable and in the best interests of UnionBanCal California and its shareholders that UnionBanCal California merge with and into UnionBanCal Delaware upon the terms and conditions herein provided.

D.
The respective Boards of Directors of UnionBanCal Delaware and UnionBanCal California have approved and declared the advisability of this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, UnionBanCal Delaware and UnionBanCal California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I. MERGER

        1.1    Merger.    In accordance with the provisions of this Agreement, the General Corporation Law of the State of Delaware and the California General Corporation Law, UnionBanCal California shall be merged with and into UnionBanCal Delaware (the "Merger"), the separate existence of UnionBanCal California shall cease and UnionBanCal Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and UnionBanCal Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation". The name of the Surviving Corporation shall be UnionBanCal Corporation.

        1.2    Filing and Effectiveness.    Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

  (a)
  This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the General Corporation Law of the State of Delaware and the California General Corporation Law;

  (b)
  All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

  (c)
  A certificate of merger meeting the requirements of the General Corporation Law of the State of Delaware (the "Certificate of Merger") shall have been filed with the Secretary of State of the State of Delaware and this Agreement, together with a Certificate of Ownership as provided in Section 1110 of the General Corporation Law of the State of California, shall have been filed with the Secretary of State of the State of California.

        The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

        1.3    Effect of the Merger.    Upon the Effective Date of the Merger, the separate existence of UnionBanCal California shall cease and UnionBanCal Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and UnionBanCal California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of UnionBanCal California in the manner more fully set forth in Section 259 of the General Corporation Law of the State of Delaware, (iv) shall continue to be subject to all of the debts, liabilities and obligations of UnionBanCal Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of UnionBanCal California in the same manner as if UnionBanCal Delaware had itself incurred them, all as more fully provided under the applicable provisions of the General Corporation Law of the State of Delaware and the California General Corporation Law.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1    Certificate of Incorporation.    The Restated Certificate of Incorporation of UnionBanCal Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2    Bylaws.    The Bylaws of UnionBanCal Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3    Directors and Officers.    The directors and officers of UnionBanCal California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Restated Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III. MANNER OF CONVERSION OF STOCK

        3.1    UnionBanCal California Common Stock.    Upon the Effective Date of the Merger, each share of UnionBanCal California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one (1) fully paid and nonassessable share of Common Stock, par value $1.00 per share, of the Surviving Corporation.

        3.2    UnionBanCal California Options, Stock Purchase Rights and Convertible Securities.

  (a)
  Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of UnionBanCal California. Each outstanding and unexercised option or other right to purchase or security convertible into UnionBanCal California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of UnionBanCal California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such UnionBanCal California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of UnionBanCal California.

  (b)
  A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of UnionBanCal California Common Stock so reserved immediately prior to the Effective Date of the Merger.

        3.3    UnionBanCal Delaware Common Stock.    Upon the Effective Date of the Merger, each share of Common Stock, par value $1.00 per share, of UnionBanCal Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by UnionBanCal Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

        3.4    Exchange of Certificates.    After the Effective Date of the Merger, each holder of a certificate representing shares of UnionBanCal California Common Stock outstanding immediately prior to the Effective Date of the Merger may, at such stockholder's option, surrender the same for cancellation to Computershare Investor Services, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of UnionBanCal California Common Stock outstanding immediately prior to the Effective Date of the Merger shall be deemed for all purposes, from and after the Effective Date of the Merger, to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of UnionBanCal California Common Stock were converted in the Merger.

        The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such certificate as provided above.

        Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of UnionBanCal California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

        If any certificate for shares of UnionBanCal Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to UnionBanCal Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of UnionBanCal Delaware that such tax has been paid or is not payable.

IV. CONDITIONS

        4.1  The obligations of UnionBanCal California under this Agreement shall be conditioned upon the occurrence of the following events:

  (a)
  The principal terms of this Merger Agreement shall have been duly approved by the shareholders of UnionBanCal California and the sole stockholder of UnionBanCal Delaware; and

  (b)
  The approval of all appropriate bank regulatory authorities of the transactions contemplated by this Agreement, or confirmation by such bank regulatory authorities that no such approval is required.

V. GENERAL

        5.1    Covenants of UnionBanCal Delaware.    UnionBanCal Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

  (a)
  qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

  (b)
  file any and all documents with the California Franchise Tax Board necessary for the assumption by UnionBanCal Delaware of all of the franchise tax liabilities of UnionBanCal California;

  (c)
  file the Certificate of Merger with the Secretary of State of the State of Delaware;

  (d)
  file this Agreement, together with the Certificate of Ownership, with the Secretary of State of the State of California; and

  (e)
  take such other actions as may be required by the California General Corporation Law.

        5.2    Further Assurances.    From time to time, as and when required by UnionBanCal Delaware or by its successors or assigns, there shall be executed and delivered on behalf of UnionBanCal California such deeds and other instruments, and there shall be taken or caused to be taken by UnionBanCal Delaware and UnionBanCal California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by UnionBanCal Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of UnionBanCal California and otherwise to carry out the purposes of this Agreement, and the officers and directors of UnionBanCal Delaware are fully authorized in the name and on behalf of UnionBanCal California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        5.3    Abandonment.    At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either UnionBanCal California or of UnionBanCal Delaware, or of both, notwithstanding the adoption of this Agreement by the shareholders of UnionBanCal California or by the sole stockholder of UnionBanCal Delaware, or by both.

        5.4    Amendment.    The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

        5.5    Registered Office.    The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

        5.6    Agreement.    Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 400 California Street, San Francisco, California 94104-1302 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

        5.7    Governing Law.    This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

        5.8    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of UnionBanCal Corporation, a Delaware corporation, and UnionBanCal

Corporation, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

UNIONBANCAL CORPORATION a Delaware corporation
By:	/S/ JOHN H. MCGUCKIN, JR. John H. McGuckin, Jr. President and Chief Executive Officer
By:	/S/ MORRIS W. HIRSCH Morris W. Hirsch Secretary
UNIONBANCAL CORPORATION a California corporation
By:	/S/ NORIMICHI KANARI Norimichi Kanari President and Chief Executive Officer
By:	/S/ JOHN H. MCGUCKIN, JR. John H. McGuckin, Jr. Secretary

ANNEX B
RESTATED CERTIFICATE OF INCORPORATION
OF UNIONBANCAL CORPORATION

        UnionBanCal Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

        FIRST:    The name of the corporation is UnionBanCal Corporation.

        SECOND:    The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on November 1, 2002.

        THIRD:    Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of the corporation.

        FOURTH:    The Certificate of Incorporation of the corporation is hereby amended and restated to read in full as follows:

ARTICLE I

        The name of the corporation is UnionBanCal Corporation.

ARTICLE II

        The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the corporation's registered agent at such address is The Corporation Trust Company.

ARTICLE III

        The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

        A.    Classes of Stock.    The total number of shares of all classes of capital stock that the corporation shall have authority to issue is three hundred five million (305,000,000), of which three hundred million (300,000,000) shares shall be Common Stock of the par value of one dollar ($1.00) per share (the "Common Stock") and five million (5,000,000) shares shall be Preferred Stock of the par value of one dollar ($1.00) per share (the "Preferred Stock"). Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Restated Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

        B.    Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

        C.    Common Stock.

          1.    Relative Rights of Preferred Stock and Common Stock.    All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject to those that may be fixed with respect to any shares of the Preferred Stock.

          2.    Voting Rights.    Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

          3.    Dividends.    Subject to the preferential rights of the Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

          4.    Dissolution, Liquidation or Winding Up.    In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Restated Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

        A.    Except for Section 2.1 of the Bylaws, relating to the number of directors which shall constitute the whole Board of Directors, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the corporation.

        B.    Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

        C.    The books of the corporation may be kept at such place within or without the State of Delaware as the Bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors.

ARTICLE VI

        Special meetings of the stockholders of the corporation may be called only by the Board of Directors, the Chairman of the Board of Directors, the President and Chief Executive Officer, or the holders of shares representing a majority of the votes entitled to be cast at the meeting.

ARTICLE VII

        A.    Limitation on Liability.    A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the General Corporation Law of the State of Delaware; or (4) for any transaction from which the director derived an improper personal benefit.

        If the General Corporation Law of the State of Delaware hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware.

        B.    Indemnification.    To the fullest extent permitted by applicable law, the corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees or agents of the corporation (and any other persons to which Delaware law permits the corporation to provide indemnification and advancement) through bylaw provisions, agreements with such directors, officers, employees, agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others and subject to the limits on indemnification and advancement provided in Part 359 of Title 12 of the Code of Federal Regulations.

        C.    Repeal and Modification.    Any repeal or modification of the provisions of this Article VII shall not adversely affect any right or protection of any director, officer, employee, agent of the corporation or such other persons to which Delaware law permits the corporation to provide indemnification existing at the time of such repeal or modification.

ARTICLE VIII

        The corporation shall not, without the approval of the holders of at least ninety percent (90%) of the then outstanding shares of Common Stock, be a constituent corporation in a merger pursuant to Section 251, 252, 263 or 264 of the General Corporation Law of the State of Delaware if a constituent corporation, limited liability company or partnership to such merger (each such entity (including the corporation) being a "Constituent Entity") or its Parent is a Parent of the corporation immediately prior to such merger, in which nonredeemable shares of common stock or other nonredeemable equity interests, respectively, of any Constituent Entity are converted into anything other than nonredeemable shares of common stock or other nonredeemable equity interests of the surviving Constituent Entity or its Parent. For purposes of this Article VIII, a person or entity which owns, directly or indirectly, more than 50% of the aggregate voting power of all outstanding equity interests of an entity is that entity's "Parent".

        The provisions of this Article VIII shall not apply to any merger described above in this Article VIII if the Commissioner of Corporations of the State of California (or any successor agency thereto) has approved the terms and conditions of the transaction and the fairness of those terms and conditions pursuant to Section 25142 of the California Corporations Code (or any successor provision thereto).

        This Article VIII may be amended only with the approval of the holders of at least ninety percent (90%) of the then outstanding shares of Common Stock.

ARTICLE IX

        The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE X

        Any vacancy on the Board of Directors created by the removal of a director of the corporation may only be filled at a meeting of the stockholders or by an action by the unanimous written consent of the stockholders. The stockholders may elect a director at any time to fill any vacancy created by the removal of a director or a vacancy not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote.

* * *

        FIFTH:    This Restated Certificate of Incorporation was duly adopted by the Board of Directors and the stockholders of the corporation in accordance with Sections 242, 245 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, UnionBanCal Corporation has caused this certificate to be signed by its President and Chief Executive Officer and Secretary this 11th day of March, 2003.

/s/ JOHN H. MCGUCKIN, JR. John H. McGuckin, Jr. President and Chief Executive Officer
/s/ MORRIS W. HIRSCH Morris W. Hirsch Secretary

ANNEX C

B Y L A W S

OF

UNIONBANCAL CORPORATION

(a Delaware corporation)

ARTICLE 1
Meeting of Stockholders

        1.1    Place of Meeting.    Meetings of stockholders may be held at such place, either within or without of the State of Delaware, as may be designated by or in the manner provided in these Bylaws, or, if not so designated, at the registered office of the Corporation or the principal executive offices of the Corporation.

        1.2    Annual Meeting.    Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At such annual meeting, the stockholders shall elect by a plurality vote a Board of Directors. The stockholders shall also transact such other business as may properly be brought before the meetings.

        To be properly brought before the annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or the President and Chief Executive Officer, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or the President and Chief Executive Officer, or (c) otherwise properly brought before the meeting by a stockholder of record. A motion related to business proposed to be brought before any stockholders' meeting may be made by any stockholder entitled to vote if the business proposed is otherwise proper to be brought before the meeting. However, any such stockholder may propose business to be brought before a meeting only if such stockholder has given timely notice to the Secretary of the Corporation in proper written form of the stockholder's intent to propose such business. To be timely, the stockholder's notice must be delivered to or mailed and received by the Secretary of the Corporation not less than one hundred twenty (120) calendar days in advance of the date the Corporation's proxy statement was released to the stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder must be received by the Secretary of the Corporation not later than the close of business on the later of (1) one hundred twenty (120) days prior to such annual meeting; or (2) seven (7) days after the day on which public announcement of the date of such meeting is first made. For the purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of stockholder's notice as described above. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class, series and number of shares of capital stock of the Corporation that are owned beneficially and of record by the stockholder and such beneficial owner, and (iv) any material interest of the stockholder in such business.

        Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section; provided, however, that nothing in this Section shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

        The Chairman of the Board of Directors of the Corporation (or such other person presiding at the meeting in accordance with these Bylaws) shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        1.3    Special Meetings.    Special meetings of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board of Directors, the President and Chief Executive Officer, or the holders of shares representing a majority of the votes entitled to be cast at the meeting.

        If a special meeting is called by any person or persons other than the Board of Directors, the Chairman of the Board of Directors or the President and Chief Executive Officer, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors or the President and Chief Executive Officer, and the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of these Bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 1.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors, the Chairman of the Board of Directors or the President and Chief Executive Officer may be held.

        1.4    Notice of Meetings.    Notice of stockholders' meetings, stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the meeting.

        When a meeting is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, date and time of the adjourned meeting shall be given in conformity herewith.

        1.5    List of Stockholders.    The officer in charge of the stock ledger of the Corporation or the transfer agent shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

        1.6    Quorum and Adjournments.    Except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy or, if no stockholder is present or represented by proxy, by any officer entitled to preside at or to act as secretary of such meeting, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

        1.7    Voting Rights.    Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

        1.8    Majority Vote.    When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, rule or regulation (including applicable stock exchange rules) or of the Certificate of Incorporation or of these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question.

        1.9    Record Date for Stockholder Notice and Voting.    For purposes of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        For purposes of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or the Secretary of the Corporation. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

        For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        1.10    Proxies.    To the extent permitted by law, any stockholder of record may appoint a person or persons to act as the stockholder's proxy or proxies at any meeting of the stockholders for the purpose of representing and voting the stockholder's shares. The stockholder may make this appointment by any means the General Corporation Law of the State of Delaware specifically authorizes. Prior to any vote, and subject to any contract rights of the proxy holder, the stockholder may revoke the proxy appointment either directly or by the creation of a new appointment, which will automatically revoke the former one. The inspector or inspectors of elections appointed for the meeting may establish requirements concerning such proxy appointments or revocations that the inspector considers necessary or appropriate to assure the integrity of the vote and to comply with law.

        1.11    Inspectors of Election.    The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

        1.12    Action Without a Meeting.    Unless otherwise specified in the Certificate of Incorporation, an action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing to the extent required by applicable law.

        Any stockholder giving a written consent, or the stockholder's proxyholders, or a transferee of the shares (who pursuant to the terms of the instrument or agreement of transfer is empowered to vote the shares) or a personal representative of the stockholder or their respective proxyholders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Corporation.

ARTICLE 2
Directors

        2.1    Number, Election, Tenure and Qualifications.    The number of directors which shall constitute the whole Board of Directors shall be not less than fourteen (14) nor more than thirty (30). Within such limit, the number of directors that shall constitute the whole Board of Directors shall be fixed from time to time by resolution adopted by a majority of the entire Board of Directors or by the stockholders. No reduction of the authorized number of directors shall have the effect of removing any director before his or her term expires. An amendment to this Section 2.1 of the Bylaws changing the number of directors which shall constitute the whole Board of Directors shall require the affirmative vote or written consent of a majority of the outstanding shares entitled to vote.

        At each annual meeting of the stockholders, the directors shall be elected, except as otherwise provided in Section 2.2 of this Article, and each director so elected shall hold office until such director's successor is duly elected and qualified or until such director's earlier resignation, removal, death or incapacity.

        Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors at the annual meeting. Notice of intention to make any nominations by a stockholder shall be made in writing and shall be delivered or mailed to and received by the Secretary of the Corporation not less than one hundred twenty (120) calendar days in advance of the date the Corporation's proxy statement was released to the stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder must be received by the Secretary of the Corporation not later than the close of business on the later of (1) one hundred and twenty (120) days prior to such annual meeting; or (2) seven (7) days after the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of stockholder's notice as described above. Such notification shall contain the following information to the extent known to the notifying stockholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying stockholder and the beneficial owner, if any, on whose behalf the nomination is made; and (e) the number of shares of capital stock of the Corporation owned beneficially and of record by the notifying stockholder and such beneficial owner. Nominations not made in accordance herewith may, in the discretion of the chairman of the meeting, be disregarded and upon the chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

        2.2    Vacancies.    A vacancy or vacancies on the Board of Directors shall exist on the death, resignation, or removal of any director, or if the number of directors is increased or the stockholders fail to elect the full number of directors. Except as provided in the Certificate of Incorporation, vacancies on the Board of Directors may be filled by a majority of the remaining directors then in office, whether or not less than a quorum, or by a sole remaining director, and each director elected in this manner shall hold office until his or her successor is elected at an annual or special stockholders' meeting. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law or these Bylaws, may exercise the powers of the full Board of Directors until the vacancy is filled.

        2.3    Resignation and Removal.    Any director may resign at any time upon written notice to the Corporation at its principal place of business or to the Chairman of the Board of Directors, the Deputy Chairman, the President and Chief Executive Officer, the Secretary or the Board of Directors. Such resignation shall be effective upon receipt of such notice unless the notice specifies such resignation to be effective at some other time or upon the happening of some other event. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the Certificate of Incorporation.

        2.4    Powers.    The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things which are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

        2.5    Place of Meetings.    The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

        2.6    Annual Meetings.    The annual meetings of the Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the Board of Directors, provided a quorum shall be present. The annual meetings shall be for the purposes of organization, and an election of officers and the transaction of other business.

        2.7    Regular Meetings.    Regular meetings of the Board of Directors may be held without notice at such time and place as may be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination.

        2.8    Special Meetings.    Special meetings of the Board of Directors for any purpose may be called at any time by the Chairman of the Board of Directors, the Deputy Chairman, or the President and Chief Executive Officer, or the Secretary, or any two directors or by one director in the event that there is only one director in office.

        Special meetings of the Board of Directors shall be held upon four days notice by mail or twenty-four (24) hours notice delivered personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail, or other electronic means.

        2.9    Quorum, Action at Meeting, Adjournments.    At all meetings of the Board of Directors, a majority of directors then in office, but in no event less than one third of the entire Board of Directors, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Certificate of Incorporation. For purposes of this Section 2.9, the term "entire" shall mean the number of directors last fixed by the stockholders or directors, as the case may be, in accordance with law and the Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

        2.10    Action Without Meeting.    The Board of Directors may take any action without a meeting that may be required or permitted to be taken by the Board at a meeting, if all members of the Board individually or collectively consent in writing or by electronic transmission to the action. The written consent or consents or a written copy of the electronic transmission or transmissions shall be filed in the minutes of the proceedings of the Board of Directors. Such action by written consent or electronic transmission shall have the same effect as a unanimous vote of directors.

        2.11    Participation in Meetings by Communications Equipment.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any member of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

        2.12    Executive Committee.    There shall be an executive committee composed of the Chairman of the Board, the President, the Deputy Chairman and not less than four (4) other directors who shall be appointed by the Board of Directors to serve during its pleasure. Subject at all times to the control of the Board of Directors, the committee shall have and may exercise all the powers of the Board of Directors, subject to the limitations in Section 2.13 below and provided that the Executive Committee shall not have the authority to do any of the following:

  (a)
  The approval of any action for which stockholder approval or approval of outstanding shares is also required.

  (b)
  The filling of vacancies on the Board of Directors or on any committee.

  (c)
  The fixing of compensation of the directors for serving on the Board of Directors or on any committee.

  (d)
  The amendment or repeal of these Bylaws or the adoption of new Bylaws.

  (e)
  The amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable by the Executive Committee.

  (f)
  Authorization or approval of distributions to the stockholders of the Corporation, except at a rate or in a periodic amount or within a price range set forth in the Restated Certificate of Incorporation or determined by the Board of Directors.

  (g)
  The appointment of other committees of the Board of Directors or the members thereof.

        The Board of Directors may designate one or more directors as alternate members of the Executive Committee, who may replace any absent members at any meeting of the committee. The appointment of members or alternate members of the Executive Committee requires the vote of a majority of the authorized number of directors. The committee shall meet at such times as it or the Board of Directors may designate and shall make its own rules of procedures. A majority of its members shall constitute a quorum. The affirmative vote of the majority of its members shall be necessary for the adoption of any resolution. The committee shall keep minutes of its meetings and such minutes shall be submitted to the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the Board of Directors with respect thereto shall be entered into the minutes of the Board of Directors.

        2.13    Other Committees of the Board of Directors.    The Board of Directors may designate one or more other committees, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such other committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of any such other committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such other committee, to the extent permitted by law and the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

        2.14    Contents of Notice and Waiver of Notice.    Neither the business to be transacted at, nor the purpose of, any regular or special Board meeting need be specified in the notice or waiver of notice of the meeting.

ARTICLE 3
Officers

        3.1    Officers Designated.    The officers of the Corporation shall be a Chairman of the Board, a President and Chief Executive Officer, a Deputy Chairman, one or more Vice Chairmen of the Board, a Chief Financial Officer, a Treasurer, a General Auditor, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, a Secretary, one or more Assistant Secretaries and such other officers as the Board of Directors may by resolution create, and such officers shall have such powers and perform such duties as are prescribed in these Bylaws or as may be prescribed by the Board of Directors.

        3.2    Election and Tenure.    The officers of the Corporation shall be chosen by the Board of Directors at any meeting of the Board, and each shall hold his office until he resigns or is removed or otherwise disqualified to serve, or his successor is elected and qualified.

        3.3    Removal and Resignation.    Any officer may be removed with or without cause by the Board of Directors at any time. Any officer may resign at any time by giving written notice to the Board of Directors, the President and Chief Executive Officer or the Secretary of the Corporation. An officer's resignation shall take effect when it is received or at any later time specified in the resignation. Unless the resignation specifies otherwise, its acceptance by the Corporation shall not be necessary to make it effective.

        3.4    Vacancies.    A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to the office.

        3.5    Chairman, President and Chief Executive Officer, Deputy Chairman and Vice Chairman.    The Chairman of the Board shall preside at all stockholders' meetings and all meetings of the Board of Directors unless he delegates this duty to the President and Chief Executive Officer or Deputy Chairman. In the absence or disability of the Chairman of the Board, the following shall perform the duties and have the powers of the Chairman of the Board in the order set forth:

        President and Chief Executive Officer;
        Deputy Chairman;
        Vice Chairmen in the order designated by the Board of Directors.

        3.6    President and Chief Executive Officer.    The President shall have general and active management of the business of the Corporation and shall have and may exercise any and all powers and duties pertaining by law, regulation, or practice, to the office of president or prescribed in these Bylaws. The President shall be the Chief Executive Officer.

        3.7    Chief Financial Officer.    The Chief Financial Officer shall be the principal financial officer of the Corporation and shall perform the duties imposed upon him by these Bylaws or the Board of Directors.

        3.8    Secretary.    The Secretary shall keep or cause to be kept, and be available at the principal executive office or any other place that the Board of Directors specifies, a book of minutes of all directors' and stockholders' meetings. The minutes of each meeting shall state the time and place that it was held; whether it was regular or special; if a special meeting, how it was authorized; the notice given; and the proceedings of the meetings. A similar minute book shall be kept for each committee of the Board of Directors.

        The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent, a share register, or duplicate share register, showing the stockholders' names and addresses, the number of shares held by each, the number and date of each certificate issued for these shares, and the number and date of cancellation of each certificate surrendered for cancellation.

        The Secretary shall give, or cause to be given, notice of all directors' and stockholders' meetings required to be given under these Bylaws or by law, shall keep the corporate seal in safe custody, and shall have any other powers and perform any other duties that are prescribed by the Board of Directors or these Bylaws.

        3.9    Bond.    If required by the Board of Directors, any officer shall give the Corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of such officer's office and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in such officer's possession or under such officer's control and belonging to the Corporation.

ARTICLE 4
Notices

        4.1    Delivery of Notice, Notice by Electronic Transmission.    Whenever, under the provisions of law, or of the Certificate of Incorporation or these Bylaws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or delivered to a nationally recognized courier service. Oral notice or other in-hand delivery, in person or by telephone, shall be deemed given at the time it is actually given. To the full extent permitted by the General Corporation Law of the State of Delaware, any notice given by the Corporation under any provision of law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission. Electronic notices shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder or director has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder or director has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder or director of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder or director. An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall be prima facie evidence of the facts stated therein.

        4.2    Waiver of Notice.    Whenever any notice is required to be given under the provisions of law or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing or by electronic transmission by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, Board of Directors or members of a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Restated Certificate of Incorporation or these Bylaws. All such waivers under this Section 4.2 shall be filed with the corporate records or made a part of the minutes of the meeting.

ARTICLE 5
Indemnification

        5.1    Indemnification of Directors, Officers, Employees and Agents.

  (a)
  The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was an officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

  (b)
  The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees and expenses) actually or reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

  (c)
  To the extent that an officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection therewith.

  (d)
  Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or, if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders of the Corporation.

  (e)
  Expenses incurred by an officer in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such officer to repay such amounts if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 5. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

  (f)
  The Corporation shall indemnify, to the fullest extent permitted by applicable law as such may be amended from time to time, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a member of the Board of Directors of the Corporation, or is or was serving at the request of the Corporation as a member of the board of directors or any committee thereof of another corporation, partnership, joint venture, trust or other enterprise (any such person, for the purposes of this subsection (f), a "director"), against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding; provided, however, that the Corporation is not authorized to provide indemnification of any director for any acts or omissions or transactions from which a director may not be relieved of liability as set forth in Section 102(b)(7) of the General Corporation Law of the State of Delaware. The Corporation shall advance expenses incurred or to be incurred in defending any such proceeding to any such director.

  (1)
  The following procedures shall apply with respect to advancement of expenses and the right to indemnification under this subsection (f):

  (i)
  Advancement of Expenses. All reasonable expenses incurred by or on behalf of a director in connection with any proceeding shall be advanced to the director by the Corporation within twenty days after the receipt by the Corporation of a statement or statements from the director requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding. Such statement or statements shall reasonably evidence the expenses incurred or to be incurred by the director and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the director to repay the amounts advanced if it should ultimately be determined that the director is not entitled to be indemnified against such expenses.

  (ii)
  Written Request for Indemnification. To obtain indemnification under this subsection (f), a director shall submit to the Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the director and reasonably necessary to determine whether and to what extent the director is entitled to indemnification (the "Supporting Documentation"). Any claim for indemnification under this Article 5 shall be paid in full within thirty days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation unless independent legal counsel to the Corporation, acting at the request of the Board of Directors of the Corporation (or a committee of the Board designated by the Board of Directors for such purpose), shall have determined, in a written legal opinion to the Corporation without material qualification, that the director is not entitled to indemnification by reason of any of the circumstances specified in the proviso to the first sentence of this subsection (f) or in subsection (k) of this Article 5.

    The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the director has requested indemnification and shall promptly, upon receipt of any such opinion, advise the Board of Directors in writing that such determination has been made.

          Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to a director who is a party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board of Directors which alleges willful misappropriation of corporate assets by such director, a transaction in which the director derived an improper personal benefit or any other willful and deliberate breach in bad faith of such director's duty to the Corporation or its stockholders.

  (2)
  The rights to indemnification and to the advancement of expenses conferred in this subsection (f) shall be contract rights. If a claim under this subsection (f) is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the director shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by a director to enforce a right to indemnification hereunder (but not in a suit brought by the director to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the director has not met any applicable standard for indemnification under the applicable law then in effect. Neither the failure of the Corporation to have made payment in full of the claim for indemnification prior to the commencement of such suit, nor an actual determination by independent legal counsel to the Corporation that the director is not entitled to such indemnification, shall create a presumption that the director has not met the applicable standard of conduct or, in the case of such a suit brought by the director, be a defense to such suit. In any suit brought by the director to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the director is not entitled to be indemnified, or to such advancement of expenses, under this subsection (f) or otherwise shall be on the Corporation.

  (g)
  The indemnification provided by this Article 5 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in this official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

  (h)
  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article 5.

  (i)
  For purposes of this Article 5, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existing had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 5 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

  (j)
  For purposes of this Article 5, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article 5.

  (k)
  Notwithstanding anything in this Article 5 to the contrary, the Corporation shall not indemnify any director, officer or employee nor purchase and maintain insurance on behalf of any director, officer or employee in circumstances not permitted by 12 C.F.R. Part 359.

  (l)
  If any provision or provisions of this Article 5 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions (including, without limitation, each portion of this Article 5 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE 6
Capital Stock

        6.1    Certificates for Shares.    The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates shall be signed by, or in the name of the Corporation by the Chairman or Vice Chairmen of the Board or the President and Chief Executive Officer or a vice president and by the Chief Financial Officer or an assistant treasurer or the Secretary or any assistant secretary. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

        Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        6.2    Transfer of Stock.    Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate of shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and proper evidence of compliance of other conditions to rightful transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions and proper evidence of compliance of other conditions to rightful transfer from the registered owner of any uncertificated shares, such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

        6.3    Registered Stockholders.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

        6.4    Lost, Stolen or Destroyed Certificates.    The Board of Directors may direct that a new certificate or certificates or uncertificated stock be issued to replace any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate or certificates or uncertificated stock, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his or her legal representative, to give reasonable evidence of such loss, theft or destruction, to advertise the same in such manner as it shall require, and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated stock.

        6.5    Dividends.    Dividends upon the capital stock of the Corporation, subject to any restrictions contained in the General Corporation Law of the State of Delaware or the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting or by written consent. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

ARTICLE 7
Certain Transactions

        7.1    Transactions with Interested Parties.    No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction or solely because the vote or votes of such director or officer are counted for such purpose, if:

  (a)
  the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

  (b)
  the material facts as to such person's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

  (c)
  the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

        7.2    Quorum.    Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE 8
Amendments

        8.1    Amendments by Stockholders.    New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote.

        8.2    Amendments by Directors.    Except as otherwise specified in the Certificate of Incorporation or these Bylaws, Bylaws may be adopted, amended, or repealed by the Board of Directors.

ARTICLE 9
Emergency Provisions

        9.1    Emergency Defined.    "Emergency" as used in this Article 9 means disorder, disturbance or damage caused by disaster, war, enemy attack or other warlike acts which prevent conduct and management of the affairs and business of the Corporation by the Board of Directors and officers. The powers and duties conferred and imposed by this Article 9 and any resolutions adopted pursuant hereto shall be effective only during an Emergency. This Article 9 may be implemented from time to time by resolutions adopted by the Board of Directors before or during an Emergency, or during an Emergency by the Executive Committee of the Board of Directors constituted and then acting pursuant thereto. During an Emergency, the provisions of this Article 9 and any implementing resolutions shall supersede any conflicting provisions of any Article of these Bylaws or resolutions adopted pursuant hereto.

        9.2    Alternate Locations.    During an Emergency, the business ordinarily conducted at the principal executive office of the Corporation shall, if so permitted by applicable statutes or regulations, be relocated elsewhere in suitable quarters, as may be designated by the Board of Directors or by the Executive Committee of the Board of Directors or by such persons as are then, in accordance with these Bylaws or resolutions adopted from time to time by the Board of Directors, dealing with the exercise of authority in a time of such Emergency, conducting the affairs of the Corporation. Any temporarily relocated place of business of the Corporation shall be returned to its legally authorized location as soon as practicable and such temporary place of business shall then be discontinued.

        9.3    Alternate Management

  (a)
  In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs of business of the Corporation by its directors and officers as contemplated by these Bylaws, any available members of the then incumbent Executive Committee of the Board of Directors shall constitute an Interim Executive Committee for the full conduct and management of the affairs and business of the Corporation.

  (b)
  If as a result of a state of disaster as described under Section 9.3(a) above, the Chief Executive Officer is unable or unavailable to act, then until such Chief Executive Officer becomes able and available to act or a new Chief Executive Officer is appointed or elected, the senior surviving officer who is able and available to act shall act as the Chief Executive Officer of the Corporation. If a person in good faith assumes the powers of the Chief

    Executive Officer pursuant to these provisions in the belief he is the senior surviving officer and the office of the Chief Executive Officer is vacant, the acts of such a person shall be valid and binding although it may subsequently develop that he was not in fact the senior surviving officer or that the office was not in fact vacant.

  (c)
  No officer, director or employee acting in accordance with these Emergency Provisions shall be liable except for willful misconduct.

ARTICLE 10
General Provisions

        10.1    Reserves.    The Board of Directors may set apart out of any funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

        10.2    Checks.    All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

        10.3    Corporate Seal.    The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced. The seal may be altered from time to time by the Board of Directors.

        10.4    Fiscal Year.    The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

        10.5    Execution of Corporate Contracts and Instruments.    The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        10.6    Representation of Shares of Other Corporations.    The President and Chief Executive Officer, the Deputy Chairman, any Vice Chairman, any Vice President, the Chief Financial Officer or the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the Corporation is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of or equity interests in any corporation or corporations (or other entities) standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the Corporation any and all shares and equity interests held by the Corporation in any other corporation or corporations (or other entities) may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

UnionBanCal Corporation [Letterhead]		000000 0000000000 0 0000 000000000.000 ext 000000000.000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext Holder Account Number C 1234567890 J N T

Please mark the boxes as indicated in this example. ☒	☐	Mark this box if you have made changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
A  Election of Directors
Proposal 1.    The Board of Directors recommends a vote FOR the following nominees:

	For	Withhold		For	Withhold		For	Withhold
01-David R. Andrews	☐	☐	07-Kaoru Hayama	☐	☐	13-J. Fernando Niebla	☐	☐
02-L. Dale Crandall	☐	☐	08-Norimichi Kanari	☐	☐	14-Charles R. Rinehart	☐	☐
03-Richard D. Farman	☐	☐	09-Satoru Kishi	☐	☐	15-Carl W. Robertson	☐	☐
04-Stanley F. Farrar	☐	☐	10-Monica C. Lozano	☐	☐	16-Takaharu Saegusa	☐	☐
05-Michael J. Gillfillan	☐	☐	11-Mary S. Metz	☐	☐	17-Robert M. Walker	☐	☐
06-Richard C. Hartnack	☐	☐	12-Takahiro Moriguchi	☐	☐

B  Other Matters
The Board of Directors recommends a vote FOR the following proposals:

	For	Against	Abstain
Proposal 2. To change UnionBanCal Corporation's state of incorporation from California to Delaware.	☐	☐	☐	Please mark this box if you plan on attending the Annual Meeting.	☐
Proposal 3. To ratify the selection of UnionBanCal Corporation's independent auditors, Deloitte &Touche LLP, for 2003.	☐	☐	☐
				Consent to Electronic Delivery: By marking the box, I consent to access future Annual Reports and Proxy Statements of UnionBanCal Corporation electronically over the Internet. I understand that unless I request otherwise or revoke my consent, UnionBanCal Corporation will notify me when any such communications are available and how to access them. I understand that costs associated with the use of the Internet will be my responsibility. To revoke my consent, I can contact UnionBanCal Corporation's transfer agent, Computershare Investor Services at 1-877-588-4179.	☐

C  Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
Please sign EXACTLY as your name appears on your stock certificate and this proxy. Executors, administrators, trustees, guardians, attorneys, etc., should give their full title. If signer is a corporation, please give full corporate name and sign by a duly authorized officer, stating the officer's title. If a partnership, please sign in partnership name by authorized person.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

1 U P X H H H P P P P 0015921

Proxy—UnionBanCal Corporation

Proxy Solicited by the Board of Directors
Annual Meeting of Shareholders
April 23, 2003

John Rice or Michelle Crandall, or either of them, each with the power of substitution, is hereby authorized to represent and to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of UnionBanCal Corporation, to be held at 9:30 a.m. (local time) on Wednesday, April 23, 2003, at the Mandarin Oriental Hotel, Embassy Room, 222 Sansome Street, San Francisco, California, or any adjournment as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2 AND 3, AND WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT, IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES.

Voting Instructions
You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the other two voting methods outlined below to vote your proxy. Have this proxy card in hand when you vote.

To vote using the telephone (within U.S. and Canada)			To vote using the Internet		To vote by Mail
•	Call toll free 1-866-463-1152 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY	•	Mark, sign and date the proxy card.
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.	•	Return the proxy card in the postage-paid envelope provided.
•	Follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.
When asked, please confirm your vote by pressing 1.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.
HOLDER ACCOUNT NUMBER C0123456789	PROXY ACCESS NUMBER 12345
If you vote by telephone or the Internet, you DO NOT have to mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 9:30 a.m. (PDT) on Monday, April 21, 2003.
THANK YOU FOR VOTING

QuickLinks

UnionBanCal Corporation 400 California Street San Francisco, California 94104-1302 (415) 765-2969
INTRODUCTION
VOTING
THE BOARD OF DIRECTORS AND COMMITTEES
I. ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year (2002)(1)
Aggregated Option Exercises in the Last Fiscal Year (2002) and Fiscal Year-End Option Values
Long-Term Incentive Plans—Awards in Last Fiscal Year (2002)(1)
Pension Plan Table
II. PROPOSAL TO CHANGE UNIONBANCAL CORPORATION'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE
III. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
COMMON STOCK PERFORMANCE GRAPH
UnionBanCal Corporation—Comparison of Five Year Cumulative Total Return(1)
SHAREHOLDER PROPOSALS FOR 2004 PROXY STATEMENT
OTHER MATTERS
ANNEX A
RECITALS
I. MERGER
II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS
III. MANNER OF CONVERSION OF STOCK
IV. CONDITIONS
V. GENERAL
ANNEX B RESTATED CERTIFICATE OF INCORPORATION OF UNIONBANCAL CORPORATION
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV
ARTICLE V
ARTICLE VI
ARTICLE VII
ARTICLE VIII
ARTICLE IX
ARTICLE X
ANNEX C B Y L A W S OF UNIONBANCAL CORPORATION (a Delaware corporation)
ARTICLE 1 Meeting of Stockholders
ARTICLE 2 Directors
ARTICLE 3 Officers
ARTICLE 4 Notices
ARTICLE 5 Indemnification
ARTICLE 6 Capital Stock
ARTICLE 7 Certain Transactions
ARTICLE 8 Amendments
ARTICLE 9 Emergency Provisions
ARTICLE 10 General Provisions